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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
City National Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITY NATIONAL CORPORATION
City National Center
400 North Roxbury Drive
Beverly Hills, California 90210
(310) 888-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

4:30 P.M., PACIFIC TIME ON WEDNESDAY, APRIL 23, 2008
CITY NATIONAL CENTER, 400 NORTH ROXBURY DRIVE, BEVERLY HILLS, CALIFORNIA

TO OUR STOCKHOLDERS:

        We invite you to attend the 2008 Annual Meeting of Stockholders of City National Corporation (Corporation). We will hold our 2008 Annual Meeting of Stockholders for the following purposes:

          1.     To elect four Class III directors for terms expiring in 2011 or until their respective successors have been elected and qualified;

          2.     To ratify the selection of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2008;

          3.     To approve the City National Corporation 2008 Omnibus Plan and the reservation of 3,500,000 additional shares of common stock of the Corporation for issuance under the 2008 Omnibus Plan; and

          4.     To transact any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

        The Board of Directors recommends that stockholders vote FOR all proposals.

        Stockholders of record at the close of business on February 25, 2008 are entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment of the meeting.

        Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card in the provided postage paid envelope so that as many shares as possible may be represented at the annual meeting. The vote of every stockholder is important and your cooperation in returning your executed proxy promptly will be appreciated. Each proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

        We appreciate your continuing support and look forward to seeing you at City National Corporation's Annual Meeting.

Sincerely,

BRAM GOLDSMITH Chairman of the Board	RUSSELL GOLDSMITH Chief Executive Officer and President

Beverly Hills, California
March 17, 2008

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, PROXY MATERIALS AND VOTING	1
Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be held on April 23, 2008	5
PROPOSAL 1: Election of Directors	6
PROPOSAL 2: Ratification of Selection of Independent Registered Public Accounting Firm	9
PROPOSAL 3: Approval of the 2008 Omnibus Plan	10
CORPORATE GOVERNANCE	14
Director Independence	14
Board Meetings and Committees; Annual Meeting Attendance	15
Contacting the Board of Directors	16
The Compensation, Nominating & Governance Committee	16
Compensation Matters	16
Nomination and Corporate Governance Matters	17
Compensation Committee Interlocks and Insider Participation	18
The Audit & Risk Committee	18
Report by The Audit & Risk Committee	18
Additional Governance Matters	20
Transactions with Related Persons	20
Review, Approval or Ratification of Transactions with Related Persons	21
Section 16(a) Beneficial Ownership Reporting Compliance	21
Stockholder Proposals	21
Director Compensation	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
Principal Owners of Common Stock	24
Security Ownership of Management	26
City National Corporation	26
Stock Ownership of Subsidiaries of City National Corporation	28
EXECUTIVE COMPENSATION	29
Compensation Discussion and Analysis	29
Compensation Committee Report	37
Summary Compensation Table	38
Grants of Plan-Based Awards	39
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards	40
Outstanding Equity Awards at Fiscal Year-End	42
Option Exercises and Stock Vested	43
Pension Benefits	44
Nonqualified Deferred Compensation	45
Potential Payments Upon Termination or Change in Control	46
APPENDIX A—2008 OMNIBUS PLAN	A-1
APPENDIX B—DIRECTOR INDEPENDENCE STANDARDS	B-1

CITY NATIONAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 2008

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,
PROXY MATERIALS AND VOTING

Q.    Why did you send me this proxy statement?

A.
We sent you this proxy statement because the Board of Directors of the Corporation is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders to be held on Wednesday, April 23, 2008 at 4:30 pm. You are cordially invited to attend the Annual Meeting and are requested to vote on the Proposals described in this proxy statement. The Annual Meeting is being held this year at City National Center at 400 North Roxbury Drive, Beverly Hills, California 90210.

Q.    When is this proxy statement being mailed to stockholders?

A.
This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about March 17, 2008.

Q.    What am I voting on?

A.
• The election of directors;

•
Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2008; and

•
Approval of the Corporation's 2008 Omnibus Plan (2008 Plan)

  We will also consider any other business that properly comes before the meeting. (See Q: "How will voting on any other business be conducted?" below.)

Q.    How does the Board of Directors recommend I vote?

A.
The Board of Directors recommends you vote:

•
FOR each of the nominees for Director;

•
FOR ratification of KPMG LLP as our independent registered public accounting firm for 2008; and

•
FOR approval of the 2008 Plan.

Q.    Who can vote at the annual meeting?

A.
Stockholders of record on the Record Date, which is Monday, February 25, 2008, may vote at the annual meeting. At the close of business on the Record Date, there were 48,292,606 shares of the Corporation's common stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

Q.    How many votes are needed to hold the annual meeting?

A.
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting us to hold the meeting and conduct business. Proxies received but marked as abstentions and broker "non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.

Q.    What is a " broker non-vote"?

A.
Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of independent registered public accounting firm), but not on non-routine matters (such as approval of the 2008 Plan). A broker "non vote" occurs when a broker has not received voting instructions from the customer and the broker cannot vote the shares because the matter is not considered a routine matter under NYSE rules.

Q.    What is the difference between a "stockholder of record" and a "street name" holder?

A.
The terms describe how your shares are held. If your shares are registered directly in your name with Continental Stock Transfer & Trust, the Corporation's transfer agent, you are a "stockholder of record." If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a "street name" holder.

Q.    What do I have to do to vote?

A.
You may vote by granting a proxy, or for shares held in street name, by submitting voting instructions to your broker or other nominee. If your shares are held by a broker or other nominee, you will receive instructions that you must follow to have your shares voted. See below for more information on voting your shares if held in the name of your broker.

  If you hold your shares as the stockholder of record, you may vote by signing and dating each proxy card you receive and returning it in the enclosed postage paid envelope. If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted FOR each of the Board of Directors' nominees for election as director, FOR ratification of KPMG as our independent registered public accounting firm and FOR approval of the 2008 Plan. If you are the record holder of the shares, you may change or revoke your vote at any time before it is counted at the annual meeting by: (i) notifying our Secretary at the address shown above; (ii) attending the annual meeting and voting in person; or (iii) submitting a later dated proxy card.

Q.    What do I have to do to vote my shares if they are held in the name of my broker?

A.
If your shares are held by your broker, sometimes called "street name" shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. If you do not give instructions to your broker, (a) with respect to the election of directors and/or ratification of our independent registered public accounting firm, your broker will vote your shares at its discretion on your behalf, but (b) with respect to approval of the 2008 Plan, a broker "non-vote" will occur. The broker "non-vote" will not be counted. The voting instruction form will provide instructions for you to return it, including instructions for voting by telephone and the Internet. If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker, bank or nominee.

Q.    How do I vote my shares that I hold in the City National Profit Sharing Plan?

A.
If you hold shares in your account under the City National Corporation Profit Sharing Plan (Profit Sharing Plan), you will receive directions on how to submit your voting instructions as part of your proxy mailing. For any shares you hold in the Profit Sharing Plan, if your voting instructions are not received by 4:00 p.m. Eastern time on Friday, April 18, 2008, your shares will be voted in proportion to the way the other Profit Sharing Plan participants voted their shares. If your shares are held in our Profit Sharing Plan, you may change your vote by following the voting instructions as part of your proxy mailing, except that any changes to your voting instructions must be provided by Friday, April 18, 2008.

Q.    How is each proposal approved or disapproved?

A.
(a) Election of Directors: You may vote either "for" each director nominee or withhold your vote from any one or more of the nominees. Directors are elected by a plurality of votes cast. The four nominees who receive the most votes will be elected.

  (b) Ratification of Independent Registered Public Accounting Firm:    You may vote "for" or "against" or "abstain" from voting on the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008. If you abstain from voting, it will have the same effect as a vote "against" this proposal. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is requested to approve this proposal.

  (c) Approval of 2008 Plan:    You may vote "for" or "against" or "abstain" from voting on the proposal to amend the 2008 Plan. The affirmative vote of a majority of the votes cast is needed to approve the 2008 Plan; provided that the total vote cast for approval of the 2008 Plan must represent over 50% of the securities entitled to vote on the proposal to approve the 2008 Plan. A broker "non-vote" will be treated as not being entitled to vote on the proposal and will not be counted for purposes of determining whether the proposal has been approved. If you abstain from voting, it will have the same effect as a vote "against" the proposal.

Q.    How will voting on any other business be conducted?

A.
We do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement. Because we were not notified of any other business to be presented at the annual meeting on or before February 2, 2008, if any other business is presented at the annual meeting, the person named on the proxy card, your designated proxy, will vote on such matter at his or her discretion.

Q.    Who can attend the annual meeting?

A.
Any stockholder entitled to vote at the annual meeting may attend the annual meeting. If you hold "street name" shares and would like to attend the annual meeting, please write to our Secretary at the address shown above or e-mail investor_relations@cnb.com, identifying yourself as a beneficial owner of our common stock, and we will add your name to the guest list. If you are a "stockholder of record," you may vote your shares in person at the meeting. If you hold your shares in "street name," you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the meeting.

Q.    How may I obtain a separate set of proxy materials or request a single set for my household? What should I do if I receive more than one set of voting materials?

A.
If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2007 Summary Annual Report, Form 10-K for the year ended December 31, 2007, and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, please request the additional copies by e-mail to investor_relations@cnb.com, by facsimile to (213) 673-7622 or by calling (213) 673-7615. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us in the same manner or write us at the address set forth below in the last question to request delivery of a single copy of these materials.

Q.    Why may I receive multiple voting instruction forms and/or proxy cards?

A.
If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. If you are an employee of City National Bank, you will receive a voting instruction card for all the shares you hold in the Profit Sharing Plan and you will receive a proxy card for any restricted shares of our common stock you hold. In each case, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Q.    Who is paying for this solicitation?

A.
The Corporation will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, proxies may be solicited personally or by telephone, facsimile, the Internet or other means by certain directors, officers and employees who will receive no additional compensation for their services. We have engaged Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to assist in the solicitation of proxies at an estimated fee of $15,000 plus disbursements. We will pay brokers and others who hold our common stock in their name for the expenses of forwarding the proxy materials to the beneficial owners of the common stock.

Q.    How do I get more information about the Corporation?

A.
With this proxy statement, we are also sending you our 2007 Summary Annual Report and our Form 10-K for the year ended December 31, 2007, which includes our financial statements. At your request, we will send you additional copies of these reports without charge. The Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (SEC) but not the exhibits. If you wish to receive copies of the exhibits, you may request them from us by mail, facsimile or e-mail at the following contact information. We will send the exhibits to you upon payment of our expenses for doing so.

  Investor Relations
  City National Corporation
  555 S. Flower Street, 9th Floor
  Los Angeles, California 90071
  Facsimile: (213) 673-7622
  E-mail:   investor_relations@cnb.com.

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting
to be held on April 23, 2008

Notice of Annual Meeting and Proxy Statement is available at www.cnb.com/ir/ir-kit.asp

  Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. The other materials available on the Online Investor Kit include our annual reports on Form 10-K and quarterly reports on Form 10-Q. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including City National Corporation.

PROPOSAL 1: Election of Directors

        Our Board of Directors is divided into three classes, with the term of office of one class expiring each year, meaning that our stockholders elect approximately one-third of our Directors at each annual meeting. Currently, our Board of Directors has 12 members.

        The term of office of our Class III directors—Richard Bloch, Bram Goldsmith, Ashok Israni and Kenneth Ziffren—will expire at this year's annual meeting. On the nomination of our Board, each of Richard Bloch, Bram Goldsmith, Ashok Israni and Kenneth Ziffren, will stand for re-election as Class III directors at this year's annual meeting for a three year term expiring at our annual meeting in 2011 or until their successors have been elected and qualified. Set forth below is information as of February 1, 2008 about each nominee for election as Class III directors, and each of the Class I and Class II directors whose terms have not yet expired and who will continue to serve as directors after this year's annual meeting. Each of the current directors is also a director of City National Bank (Bank), a wholly owned subsidiary of City National Corporation (collectively, Corporation and Bank are referred to in this Proxy Statement as the Company).

        Unless otherwise directed, the persons named as proxies in the enclosed proxy card intend to vote "FOR" the election of the nominees. If one or more of the nominees unexpectedly becomes unavailable to serve as a director, the proxies may be voted for one or more substitute nominees selected by our Board of Directors, or the authorized number of directors may be reduced. If the authorized number of directors is reduced for any reason, the proxies will be voted for the election of the remaining nominees named in this proxy statement. To the best of our knowledge, all nominees are and will be available to serve as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
RICHARD BLOCH, BRAM GOLDSMITH, ASHOK ISRANI AND KENNETH ZIFFREN.

Nominees for Election as Class III Directors with Terms Expiring in 2011:

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Richard L. Bloch	78	President, Piñon Farm, Inc. and co-management partner of CLB Partners for more than the past five years.	1974	1979
Bram Goldsmith(1)	84	Chairman of the Board, City National Corporation, for more than the past five years.	1964	1969
Ashok Israni	60	President, Chairman, Pacifica Companies for more than the past five years.	2007	2007
Kenneth Ziffren	67	Partner, Ziffren, Brittenham, Branca, Fischer, Gilbert-Lurie, Stiffelman, Cook, Johnson, Lande & Wolf LLP, law firm, for more than the past five years.	1989	1989

Class I Directors (Terms Expire at 2009 Annual Meeting):

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Kenneth L. Coleman	65	Non-executive Chairman of the Board, Accelrys, Inc., since February 2006 (served as a director since May 2003). From May 2002 to January 2006, Chairman and Chief Executive Officer, ITM Software. Director of Accelrys, Inc., MIPS Technologies and United Online.	2003	2003
Bruce Rosenblum	49	President, Warner Bros. Television Group, since September 2005. Executive Vice President, Television, Warner Bros., from 1999 to September 2005.	2007	2007
Peter M. Thomas	57	Managing Partner, Thomas & Mack Co., a commercial real estate development company for more than the past five years. From 1992 to 1995, President and Chief Operating Officer of Bank of America-Nevada; and from 1982 to 1992, President and Chief Operating Officer of Valley Bank of Nevada. Director of Boyd Gaming Corporation.	2003	2003
Christopher J. Warmuth	53	Executive Vice President, City National Corporation and President, City National Bank since May 2005. Executive Vice President and Chief Credit Officer, City National Bank from June 2002 to May 2005.	2005	2005

Class II Directors (Terms Expire at 2010 Annual Meeting):

Name	Age	Principal Occupation and Other Directorships	Director of Bank Since	Director of Corporation Since
Russell Goldsmith(1)	57	Chief Executive Officer of City National Corporation and Chairman of the Board and Chief Executive Officer, City National Bank since October 1995. President of City National Corporation since May 2005. Vice Chairman of City National Corporation from October 1995 to May 2005.	1978	1979
Linda Griego	60	President and CEO, Griego Enterprises, Inc., a business management company, since 1986, which company includes 644 Figueroa Restaurant Partners and ZAPGO Entertainment LLC, a television programming company. Managing Director, Oso Ranch & Lodge LLC, lodging operation, since 2000. Director of AECOM Technology Corporation, CBS Corporation and Southwest Water Company.	2006	2006
Michael L. Meyer	69	Managing Principal, AMG Realty Investors, LLC and Chief Executive Officer, Michael L. Meyer Company, real estate investment companies, since October 1999. From 1974 to 1998, Managing Partner, Orange County, Ernst & Young LLP Real Estate Group. Director of Paladin Realty Income Properties, Inc.	1999	1999
Ronald L. Olson	66	Partner, Munger, Tolles & Olson, law firm, for more than the past five years. Director, Edison International, Berkshire Hathaway, Inc., The Washington Post Company and Western Asset Trust.	2001	2001

(1)
Russell Goldsmith is the son of Bram Goldsmith.

PROPOSAL 2: Ratification of Selection of Independent Registered Public Accounting Firm

        Our Board of Directors has ratified the decision of the Audit & Risk Committee to appoint KPMG LLP (KPMG) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008. Although we are not required to do so, it has been our practice to seek stockholder ratification of this appointment as a matter of good corporate governance. KPMG has audited our financial statements since 1993. Representatives of KPMG will be present at our annual meeting to make a statement if they desire to do so and to respond to appropriate questions.

        If the stockholders fail to ratify the selection, the Audit & Risk Committee may reconsider whether or not to retain KPMG and reserves the discretion to retain KPMG as our independent registered public accounting firm. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee determines that such change would be in the best interests of the Corporation and its stockholders.

        We were billed as follows in 2007 and 2006 by KPMG for professional services:

	2007	2006
Audit Fees(1)	$1,643,500	$1,362,000
Audit-Related Fees(2)	174,250	143,000
Tax Fees(3)	52,941	—
All Other Fees(4)	—	68,996

Total Fees	$1,870,691	$1,573,996

(1)
Audit Fees represent fees for professional services provided in connection with the integrated audit of the Company's financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-Related Fees consists of professional services related to audits of employee benefit plans, internal control reviews of wealth management department operations, AIMR performance attestations regarding the wealth management department and other audit services requested by management, which are in addition to the scope of the financial statement audit.

(3)
Tax Fees includes tax review and preparation assistance and tax advice with regard to particular matters.

(4)
All Other Fees in 2006 primarily related to professional services provided with respect to securities registration and various other securities reporting issues.

        The Audit & Risk Committee's policy is to pre-approve all audit and non-audit services to be provided by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit & Risk Committee has delegated pre-approval authority to its Chairman when expedited approval of services is necessary. All of the services provided by KPMG in 2007 and 2006 were pre-approved by the Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: Approval of the 2008 Omnibus Plan

        We are asking stockholders to approve the Corporation's 2008 Omnibus Plan (2008 Plan) and the reservation of additional shares in the amount of 3,500,000 for issuance under the 2008 Plan (New Shares). There were 1,699,224 Shares (Existing Shares) available under the Amended and Restated 2002 Omnibus Plan (Existing Plan) as of December 31, 2007. Upon approval by stockholders of the 2008 Plan and the New Shares, no further grants will be made from the Existing Plan; however, Existing Shares remaining available for grant under the Existing Plan will become available for grant under the 2008 Plan in addition to the New Shares.

        The principal purpose of the 2008 Plan is to promote the success of the Corporation by providing an additional means to attract, motivate, retain and reward employees and non-employee directors of the Corporation and its subsidiaries with stock options, restricted stock and other incentives for high levels of individual performance and improved financial performance of the Corporation. The Board of Directors has found equity awards to be an effective means of compensating employees under past equity award plans, and therefore recommends adoption of the 2008 Plan. On April 28, 2004, the stockholders approved the Existing Plan. The 2008 Plan was approved by the Board and the Compensation, Nominating & Governance Committee (CN&G Committee or Compensation Committee) as of March 5, 2008, subject to stockholder approval. In the event stockholder approval of the 2008 Plan is not obtained, the Corporation will continue to grant awards pursuant to the Existing Plan, subject to applicable law. The CN&G Committee has not granted Awards pursuant to the 2008 Plan and will not grant any Awards until after stockholder approval of the 2008 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2008 OMNIBUS PLAN.

Description of the 2008 Omnibus Plan.

        The material features of the 2008 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2008 Plan, a copy of which is attached as Appendix A.

        The material changes made to the 2008 Plan from the Existing Plan are as follows:

  •
  the 2008 Plan provides for the reduction in the maximum number of shares of common stock of the Corporation (Shares) available for Awards under the 2008 Plan of 3.3 Shares (2.8 Shares in the Existing Plan) for every Share of Restricted Stock (RS), Restricted Stock Units (RSUs), Performance Shares (PS) or Performance Share Units (PSUs) issued (which includes the 1 share of RS or PS issued);

  •
  the 2008 Plan authorizes grants of all types of Awards, other than Incentive Stock Options (ISOs), but including deferred units, available under the 2008 Plan to Non-Employee Directors;

  •
  Restrictions imposed on RS Awards may not lapse over a period of less than three (3) years following the date of the Award;

  •
  the 2008 Plan authorizes grants of PSUs denominated in Shares and payable in Shares, cash or a combination and Performance Units (PCUs) valued by reference to a designated amount of cash or property other than Shares and payable as the CN&G Committee determines, including Shares, cash, or a combination, based upon achievement of specified performance goals; and

  •
  the financial criteria for performance goals have been modified.

        Any unexercised, unvested or undistributed portion of Awards under the Existing Plan and all previous plans of the Corporation which are returned to the Corporation will be available for Awards, as additional Shares, under the 2008 Plan. Shares subject to reissue will be credited to the 2008 Plan using the same reduction factor as was used at the time of the Award.

        The following table summarizes information, as of December 31, 2007, relating to equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	3,890,282	(1)(2)	$54.02	(2)	1,699,224	(3)
Equity compensation plans not approved by security holders	686,133		$45.40		—

Total	4,576,415	(2)	$52.60		1,699,224	(3)

(1)
Includes 58,759 shares assumed in the acquisition of Business Bank Corporation (BBC) with a weighted-average exercise price of $9.27. BBC shareholders had approved these stock option plans.

(2)
Includes 405,586 shares of outstanding restricted stock/restricted stock units. The weighted-average exercise price does not take into account awards that have no exercise price such as restricted stock and restricted stock units.

(3)
For every Share of restricted stock issued, the maximum number of Shares that may be delivered pursuant to awards under the Existing Plan is required to be reduced by 2.8 shares (including the 1 share of restricted stock issued).

        In March 2001, the Board of Directors adopted the 2001 Stock Option Plan (the "2001 Plan"), which is a broadly-based stock option plan under which options were only granted to employees of the Corporation and subsidiaries who are neither directors or executive officers. The 2001 Plan contains a change of control provision similar to the other stockholder approved plan. The 2001 Plan was not submitted to the stockholders for their approval. No further awards can be issued under the 2001 Plan.

Administration and Eligibility.

        The 2008 Plan is administered by the CN&G Committee. Except for any amendment requiring stockholder approval under applicable law or the NYSE listing standards, the Board of Directors may amend, suspend or discontinue the 2008 Plan in its discretion. Termination of the 2008 Plan will not affect any Awards then outstanding.

        Officers at the level of Vice President or above and other officers who provide substantial services to the Corporation and non-employee directors are eligible to participate as well as other persons who perform or agree to perform substantial services for the Corporation of a nature similar to those performed by key employees, including significant agents and consultants, except that ISOs may only be granted to employees. The CN&G Committee determines which employees will receive Awards and the terms of the Awards. As of March 5, 2008, approximately 588 officers and 9 non-employee directors would have been eligible for selection to participate in the 2008 Plan. No determination has been made as to the number of agents, consultants and other persons who are neither employees nor directors, but who might have been, or may be, eligible to participate in the 2008 Plan.

Kinds of Awards.

  The following types of awards (Awards) are authorized by the 2008 Plan:

        Stock Options.    Stock options (Options), either ISOs or Nonqualified Stock Options (NSOs), may be granted to eligible employees. ISOs are subject to certain limitations not applicable to NSOs. NSOs may be granted to non-employee directors. The exercise price of all Options may not be less than the fair market value of the Corporation's common stock on the date of grant (for an ISO granted to any eligible employee owning more than 10% of the Corporation's stock the exercise price may not be less than 110% of the fair market value). The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

        Stock Appreciation Rights.    Stock Appreciation Rights (SARs) may be granted to eligible employees or non-employee directors, either in tandem with Options or freestanding. Upon exercise, the holder receives a specified amount in cash, Shares, or a combination of the two. The exercise price of SARs may not be less than the fair market value of a Share on the date of grant. Each SAR entitles the holder to receive the excess of the fair market value of a Share on the exercise date over the fair market value of such Share on the date the SAR was awarded, subject to any maximum determined by the CN&G Committee. If SARs are granted in tandem with Options, they may be exercised only during the time and to the extent that the related Options may be exercised, and the number of Options held by the optionee is decreased by the number of SARs exercised by the optionee.

        No Repricing.    The CN&G Committee may not reduce the exercise price of any Option or SAR granted under the 2008 Plan.

        Restricted Stock Awards.    RS Awards may be granted to eligible employees or non-employee directors. The CN&G Committee shall determine the consideration to be paid and the period over which the restrictions shall lapse. However, the restrictions may not lapse with respect to any RS Award over a period of less than three years following the date of the Award. Unless otherwise provided in the applicable award agreement, an employee or non-employee director receiving a RS Award shall be entitled to cash dividend and voting rights for all RS issued even though not vested, provided that such rights shall terminate immediately as to any RS which cease to be eligible for vesting. An award agreement may provide that cash dividends shall be automatically deferred and reinvested in additional RS, held subject to the vesting of the underlying RS. RSUs may be granted to any eligible employee or non-employee director which may be payable in Shares, cash or a combination of the two.

        Performance Share Awards.    PS Awards may be granted based on criteria determined by the CN&G Committee which, if achieved, result in the Corporation's issuing to the employee or non-employee director an amount in Shares, cash or a combination equal to the fair market value of the number of Shares specified in the Award Agreement, subject to any maximum determined by the Committee. The financial criteria include those outlined in Section 1.6 of the 2008 Plan attached as Appendix A, which criteria may be applied to any Award. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee's death, retirement or disability or under such circumstances as the Committee may determine, subject to Section 162(m) of the Code. PSUs may be granted to any eligible employee or non-employee director.

        Performance Unit Awards.    PCUs may be granted to eligible employees valued by reference to a designated amount of cash or property other than Shares, which value may be paid by delivery of such property as the CN&G Committee shall determine, including, without limitation, Shares, cash or a combination thereof, upon achievement of such performance goals during the performance period as the CN&G Committee shall establish at the time of such grant or thereafter.

        Maximum Shares.    The maximum number of shares for which Options and freestanding SARs may be granted to a single employee in any three calendar year period shall not exceed 2,400,000 Options or SARs, or in the case of RS, RSUs, PS, or PSUs their equivalent at the ratio of 1:3.3. See above regarding other share limitations in the 2008 Plan. The limitations are subject to adjustment in the event of changes in the capitalization or corporate structure of the Corporation. Upon termination, cancellation, forfeiture or expiration of any unexercised Award under the Existing Plan, the number of shares with respect to which Awards may be granted under the 2008 Plan will be increased by the number of shares to which such unexercised Award pertained. In addition, the maximum value of the property, including cash or shares, that may be paid or distributed to any eligible employee or non-employee director pursuant to a grant of PCUs with respect to any three calendar year period shall be $15 million dollars.

        Terms of Awards.    The CN&G Committee determines the vesting (subject to the limitations described under Kinds of Awards—Restricted Stock) and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Corporation's stock must not be for a term longer than five years. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

        Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Corporation, cannot be sold, pledged, assigned or otherwise transferred, except to the Corporation, by a designation of beneficiary or according to the grantee's will or the laws of descent and distribution or according to the terms of certain court orders.

        The CN&G Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

        Adjustments and Extraordinary Events.    In the event of an extraordinary corporate transaction, the Committee shall proportionately adjust the 2008 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria. If a Change in Control Event, as defined in the 2008 Plan, takes place, then all outstanding Options and SARs become exercisable, all RS and RSU restrictions lapse and all PS, PSUs and PCUs shall become vested, unless the CN&G Committee determines otherwise, in which event the CN&G Committee will make provision for continuation and, if required, assumption of the 2008 Plan and outstanding Awards or for the substitution of new Awards therefor.

Federal Income Tax Consequences.

        Stock Options.    Grants of NSOs and ISOs do not create taxable income at the time of the grant. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of a qualified exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the Option is granted and one year after the Option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the Option is granted or one year after the Option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the optionee, the Corporation may deduct a like amount as compensation.

        Restricted Stock.    Grants of RS will not be subject to taxation until the restrictions lapse. At that time, the employee's ordinary income will be the difference between the fair market value at the time the restrictions lapse and the amount employees pay, if anything, for the Shares. Employees may be entitled to make an election within thirty (30) days of the RS Award which will cause tax to be due on the value of the Shares at the time of the grant. Taxable income on RSUs will be deferred until the time of actual distribution at termination of service.

        A discussion of the tax consequences of other types of Awards under the 2008 Plan is beyond the scope of this disclosure.

        Section 162(m) Limits.    Notwithstanding the foregoing discussion, Section 162(m) of the Internal Revenue Code (Section 162(m)) and the regulations thereunder would render non-deductible to the Corporation certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. The rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by stockholders. Although the Corporation believes that Options and SARs granted under the 2008 Plan should be exempt under the proposed rules, and consequently deductible to the Corporation as discussed above, RS and RSUs may not be exempt if the aggregate compensation of the executive officer would exceed such limit. PS, PSUs and PCUs are intended to be classified as performance based compensation which is exempt from the Section 162(m) limitation. In the event of a further change in the applicable law or rules, the continued deductibility of Options, SARs and PS, PSUs and PCUs cannot be assured.

        Section 409A.    Except to the extent specifically provided otherwise by the Committee, it is intended that the 2008 Plan and Awards issued under the 2008 Plan will comply with Section 409A of the Code (and any Treasury Regulations and related guidance) to the extent the Awards are subject thereto, and the 2008 Plan and such Awards shall be interpreted on a basis consistent with such intent. The 2008 Plan and any Award Agreements issued under the 2008 Plan may be amended in any respect deemed by the Committee to be necessary in order to seek to preserve compliance with Section 409A of the Code.

CORPORATE GOVERNANCE

        We are committed to maintaining the highest standards of business conduct and corporate governance. We regularly review our governance practices and update them, as appropriate, based upon applicable state law, NYSE rules and listing standards, SEC regulations, and best practices recommended by recognized governance authorities. In 2007 we continued the development of our Enterprise Risk Management program to further strengthen and enhance our robust risk management policies and practices.

        Our framework for corporate governance includes the following:

        Corporate Governance Guidelines:    Our Board adopted the Corporate Governance Guidelines (Guidelines) to establish significant corporate governance policies and practices for our Company.

        Codes of Conduct:    Our Codes of Conduct include our Code of Ethics for Senior Financial Officers and our Principles of Business Conduct and Ethics for our directors, officers and employees.

        Board Committee Charters:    Each standing committee of our Board operates pursuant to a written charter (Charter) which states each committee's functions and duties. Each committee's Charter is reviewed, revised, as appropriate, and reaffirmed annually. Further information regarding our Board committees is set forth below.

        Organizational Documents:    Our Restated Certificate of Incorporation and Bylaws set forth basic rights and duties for our Company's corporate governance.

        Our Guidelines, Codes of Conduct, and Charters are available on our website at www.cnb.com/ir/governance (CNC Corporate Governance Web Page). We will post on this website any amendments to the Guidelines, Charters, or Codes of Conduct or waivers of the Codes of Conduct for directors and executive officers. There were no waivers in 2007. Stockholders may request printed copies of the Guidelines, Codes of Conduct, and Charters from Investor Relations at the contact information set forth on page 4 of this proxy statement or by email to investor_relations@cnb.com.

        Director Independence:    Our Board of Directors has adopted categorical standards of independence (Independence Standards) to determine the independence of non-employee members of the Board. The Independence Standards are included as part of our Guidelines and are attached to this proxy statement as Appendix B. Our Board has designed our Independence Standards to provide a framework for Board decisions that is free of relationships that may impair, or appear to impair, our Board's ability to make independent collective judgments, and to ensure that all permitted transactions between the Company and a director or his/her family or their respective primary business affiliations will be on arms-length market terms. The Independence Standards seek to accomplish these goals by utilizing a combination of economic tests and confirmation that relationships are maintained on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

        At its meeting on February 27, 2008, our Audit & Risk Committee and Board reviewed the relationship of the Company with each of our non-employee directors and determined that each of the following directors is an independent director as defined by the listing standards of the NYSE and the Independence Standards: Richard L. Bloch, Kenneth L. Coleman, Linda Griego, Ashok Israni, Michael L. Meyer, Ronald L. Olson, Bruce Rosenblum, Peter M. Thomas, and Kenneth Ziffren.

        In the case of any entities which transacted business with the Company over the past three years in which any of our independent directors (or any of their immediate family members) has served as an executive officer or is a partner, principal or greater than a 10% stockholder, any payments made to, or received from, the Company have been substantially below the dollar limits in our Independence Standards and the NYSE independence standards.

        Board Meetings and Committees; Annual Meeting Attendance:    In 2007, each current director attended at least 75% percent of the total number of meetings of the Board and Board committees on which he or she served, and during the period that he or she served. All directors are expected to attend the annual stockholder meeting, and all then current Board members (and nominees) were present at our 2007 annual meeting (other than Bruce Rosenblum who had a pre-existing business conflict). In 2007, our independent directors met quarterly in executive session without management, and also met quarterly in executive session with our CEO. Kenneth Ziffren, Chairman of our Audit & Risk Committee, led the independent director executive sessions.

        Current committee membership and the number of meetings of the full board and each standing committee in 2007 are shown in the table below. Our Board may form new committees or disband committees (other than the Audit & Risk Committee and the CN&G Committee) as it deems appropriate.

The chair of each committee determines the frequency and agenda of committee meetings. (Members are designated with a "X".)

	Board of Directors	Audit & Risk Committee		CN&G Committee	Special Matters Committee	Wealth Management & Fiduciary Committee	Community Reinvestment Act Committee
Richard L. Bloch	X	X		Chair
Kenneth L. Coleman	X			X			X
Bram Goldsmith	Chair						X
Russell Goldsmith	X				X
Linda Griego	X					X
Ashok Israni	X					X	X
Michael L. Meyer	X	X	*				Chair
Ronald L. Olson	X				X	X
Bruce Rosenblum	X			X
Peter M. Thomas	X	X			Chair	Chair
Christopher J. Warmuth	X					X	X
Kenneth Ziffren	X	Chair
Number of 2007 Meetings	11	16		8	0	4	4

*
Identified as the Audit & Risk Committee "Financial Expert."

        Contacting the Board of Directors:    Individuals can contact the Board, any Committee, or select Board members (including the independent directors as a group) by sending an email to bdofdirectors@cnb.com or by writing to: Board of Directors, Attention: Corporate Secretary, City National Corporation, 400 N. Roxbury Drive, Beverly Hills, California 90210. This contact information is also provided on the CNC Corporate Governance Web Page. The Audit & Risk Committee has also established procedures for the receipt, retention and treatment of so-called "Whistleblower" complaints regarding accounting and auditing matters or actual or potential corporate fraud or violation of applicable law, which procedures are stated on the CNC Corporate Governance Web Page.

The Compensation, Nominating & Governance Committee:

        The CN&G Committee is appointed by the Board to assist with director and officer compensation matters, recommend director nominees, and review and recommend appropriate policies and guidelines for governance matters. Each member of the CN&G Committee (which acts jointly as the CN&G Committee of the Bank) is an independent director as defined by the requirements of the NYSE and our Independence Standards.

        Compensation Matters:    The CN&G Committee's responsibilities with respect to compensation matters, as discussed in detail in its charter, include reviewing and approving:

  •
  annually, management's recommendations and criteria for the overall annual compensation to be paid to or accrued for all officers in the aggregate;

  •
  annually, management's recommendations for compensation of members of the Strategy and Planning Committee (S&P Committee) other than the CEO (the S&P Committee includes the

    Chairman of the Board, the CEO, the Chief Financial Officer and the President of the Bank) and all other officers earning an annual base salary of $250,000 or more;

  •
  the terms of employment of the CEO and other members of the S&P Committee and all other officers earning an annual base salary of $250,000 or more, including terms of employment contracts, termination agreements, change in control agreements, and recommendations or management to promote any person to an officer position of Executive Vice President or higher;

  •
  corporate goals and objectives relevant to compensation, evaluating the CEO's performance in light of those goals and objectives, and recommending to the Board the CEO's compensation in light of those goals and objectives;

  •
  and recommending to the Board for approval, subject as necessary or appropriate to stockholder approval, stock option plans and other equity-based compensation plans that permit payment in or based on the Corporation's stock; and reviewing and approving other compensation plans (and material amendments) in which the directors, the CEO, other members of the S&P Committee or any other officers earning an annual base salary of $250,000 or more participate; and other broadly-based compensation plans (and material amendments) which are available to employees, officers or directors;

  •
  changes to the compensation and benefits provided to the Board, including as members of Board committees and recommending such changes to the Board for approval;

  •
  administering the Company's stock option plans and other equity-based compensation plans; and

  •
  reporting to the Board regarding compensation matters.

        The CN&G Committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of director, CEO or senior executive compensation. The CN&G Committee may also seek advice and assistance from internal or external legal, accounting or other advisors. The CN&G Committee may form and delegate authority to subcommittees when appropriate.

        Nomination and Corporate Governance Matters:    In carrying out its responsibility to recommend and identify nominees for election to the Board, the CN&G Committee is authorized to retain search firms, as well as obtain advice and assistance from internal or external legal, accounting or other advisors. The CN&G Committee identifies, screens and recommends to the Board candidates for membership on the Board, including nominees proposed by stockholders, on the basis of candidate guidelines established by the committee and approved by the Board as well as those qualifications for directors set forth in the Guidelines. Director candidates are expected to make a significant contribution to Board deliberations. The CN&G Committee considers the following individual qualities with that level of involvement in mind: i) range of skills, perspective, background (including education and experience); ii) the ability to serve as a significant and active resource for referrals and business development for the Company; iii) high ethical standards and strong sense of professionalism; iv) dedication to serving the interests of all the stockholders; and v) the ability to be available to fulfill his or her duties as a member of the Board.

        Nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days prior to the first anniversary of the date of the last meeting of the stockholders of the Corporation called for the election of directors. For the 2009 Annual Meeting of Stockholders, nominations must be received by February 22, 2009. The notice must include: (i) the name, age, business address and, if known, the residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of the Corporation beneficially owned by the nominee and (iv) other information that would be required by federal securities laws and regulations for an individual nominated by the Board of Directors. The Corporation did not receive any such nominations for the 2008 annual meeting.

        The CN&G Committee facilitates the annual assessment of the Board's performance and each of its standing committees. The CN&G Committee also reviews the adequacy of the Guidelines and the Codes of Conduct and recommends and proposes changes to the Board for approval.

        Compensation Committee Interlocks and Insider Participation:    None of the members of the CN&G Committee in 2007 has ever been an officer or employee of the Corporation or any subsidiary of the Corporation. During 2007, no executive officer or employee-director of the Corporation served as a director of an entity where a member of the CN&G Committee or any other independent Director of the Corporation is an executive officer. Certain members of the CN&G Committee were customers of the Bank in the ordinary course of business during 2007. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other unrelated persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than normal risk of collection or present other unfavorable features.

The Audit & Risk Committee:

        Each member of the Audit & Risk Committee is an independent director as defined by the requirements of the NYSE and our Independence Standards, and is "financially literate" as determined by the Board of Directors in its business judgment. The Committee's members are not expected to simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such service is i) not otherwise prohibited and ii) will not impair the effectiveness and ability to serve effectively on the committee. The Audit & Risk Committee also functions as the Audit & Risk Committee of the Bank and the Trust Audit Committee with audit oversight responsibility for all wealth management and fiduciary activities of the Company.

        The following "Report by the Audit & Risk Committee" shall not be deemed "soliciting material" or incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report By The Audit & Risk Committee

        The charter of the Audit & Risk Committee ("we" or "the Committee") states that the Committee's purpose is to assist the Board in fulfilling its oversight responsibilities regarding:

  •
  Monitoring and oversight of the integrity of the Corporation's financial statements and financial accounting practices;

  •
  Monitoring and oversight of the effectiveness of the Corporation's internal control over financial reporting;

  •
  Monitoring and oversight of the Corporation's compliance with legal and regulatory requirements;

  •
  Monitoring and oversight of the qualifications and independence of the Corporation's internal auditors and independent registered public accounting firm;

  •
  Monitoring and oversight of the performance of the Corporation's internal audit function and independent registered public accounting firm; and

  •
  Monitoring and oversight of all risk management activities, including audit, credit risk review and Enterprise Risk Management functions, as well as all risk management functions, and Enterprise Risk Management activities of the Corporation and Bank performed by management, all management committees, as well as other Board Committees.

        In carrying out these responsibilities, the Committee, among other things:

  •
  discusses with management, the internal auditors and the independent registered public accounting firm the adequacy and effectiveness of the Corporation's and subsidiaries' internal controls regarding financial, accounting, regulatory and legal compliance;

  •
  reviews and discusses with management and the Corporation's independent registered public accounting firm financial results prior to the release of earnings and quarterly and annual financial statements, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent registered public accounting firm's quarterly review and annual audit of the financial statements, prior to the filing of the Corporation's quarterly and annual reports on Forms 10-Q and 10-K;

  •
  reviews disclosures made by the Corporation's Chief Executive Officer and Chief Financial Officer related to their certification process for the annual and quarterly reports concerning any significant deficiencies in the design or operation of internal controls or any material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls;

  •
  reviews reports from management, including as appropriate the senior officers of Risk Management, Internal Audit, Compliance and Credit Risk Review, to monitor and oversee the Corporation and its subsidiaries' conformity with internal controls, applicable legal and regulatory requirements, and reviews material reports received from regulators or governmental agencies;

  •
  discusses with management the Corporation's risk assessment and risk management policies; and

  •
  reviews management's report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year, and the independent registered public accounting firm's report on the effectiveness of internal control over financial reporting.

        During 2007, the Audit & Risk Committee conducted meetings in a manner designed to facilitate effective and complete communication among the committee members, management, internal auditors, risk management and compliance officers and the Corporation's independent registered public accounting firm, KPMG. Among the matters discussed with the Corporation's internal audit, risk management and compliance officers, as well as KPMG, was the overall scope and plans for their respective audits and controls assessments. We met separately with the internal auditors, the senior risk management officer and with KPMG, without management, to discuss the result of their examinations and observations and recommendations regarding financial reporting practices and the effectiveness of the Corporation's internal controls.

        In performing its function, during the year ended December 31, 2007, the Committee has:

  •
  reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2007 with the Corporation's management;

  •
  discussed with the Corporation's independent registered public accounting firm all matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented;

  •
  received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent registered public accounting firm any relationship that may have an impact on their objectivity and independence, and satisfied itself as to the independent registered public accounting firm's independence; and

  •
  in accordance with the Audit & Risk Committee's policy on Pre-Approval of Audit and Non-Audit Related Services, reviewed and approved all fees paid to KPMG for all audit and non-audit related services.

        The Committee has also reviewed and overseen the Corporation's and KPMG's review and assessment process related to Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's Auditing Standard No. 5 regarding the audit of internal control over financial reporting. Based on the foregoing review and discussions, the Audit & Risk Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

THE AUDIT & RISK COMMITTEE KENNETH ZIFFREN, CHAIRMAN RICHARD L. BLOCH MICHAEL L. MEYER PETER M. THOMAS

Additional Governance Matters:

        Transactions with Related Persons:    Certain directors, officers and stockholders of the Corporation, and their associates, were depositors, borrowers or customers of the Bank in the ordinary course of business during 2007. Similar transactions are expected to occur in the future. In the opinion of management, all such transactions were effected on substantially the same terms as those prevailing at the time for comparable transactions with other unrelated persons, including, as to any loans, interest rates, fees and collateral, and any loans did not involve more than normal risk of collection or present other unfavorable features.

        Ronald L. Olson, a director of the Corporation, is a Partner with the law firm of Munger, Tolles & Olson LLP which provided legal services to the Corporation or the Bank during 2007 and may do so in the future. The fees paid for those services by the Company are an immaterial amount relative to the law firm's and Company's annual revenues.

        Since 1980, employment arrangements between the Company and Bram Goldsmith have provided for various policies of life insurance. In connection with the agreement regarding life insurance, in 1980, the Bank and the Goldsmith 1980 Insurance Trust (Trust) entered into a Split Dollar Life Insurance Agreement—Collateral Assignment Plan (as amended, Split Dollar Agreement). The beneficiaries of the Trust include Russell Goldsmith, CEO and President of the Corporation. Since 1991, an insurance policy on the joint lives of Bram and Elaine Goldsmith has been maintained in the amount of $7,000,000 (Policy). Under the Split Dollar Agreement, the Bank agreed to pay the Policy premiums, and the Trust agreed that upon the joint deaths of Bram and Elaine Goldsmith, the Policy proceeds would be applied to repay the Bank an amount equal to all premiums paid to maintain the Policy in effect, with the remainder of the policy death benefits paid to the Trust. Under some interpretations of Section 402 of the Sarbanes-Oxley Act, the Bank's payment of premiums has been potentially proscribed, and the Bank has paid no additional premiums under the Policy since the adoption of the Act in June 2002. Further, the Policy terms created a substantial risk of Policy expiration without any payment of Policy benefits to the Trust, which would also eliminate any recovery of paid premiums by the Bank. To address these legal uncertainties and to achieve an acceptable settlement and compromise of the benefits, rights and obligations of all the parties under the related agreements, in 2007, the parties agreed to the viatical sale of the Policy. In exchange for the sale of the Trust's ownership interest in the Policy and in settlement of the Bank's obligation to fund significant additional future premiums under the Policy, the Trust received the full amount of the proceeds from the sale equal to the sum of approximately $2.63 million, which amount included the amount of premiums paid by the Bank to maintain the Policy in effect to date (approximately $841,000). After a report from management, a review of the various transactional considerations and risks, and after discussion and confirmation that the terms of the transaction were fair and reasonable and on arms-length market terms supported by independent expert analysis, the transaction was approved by the CN&G Committee and by the disinterested members of the Board.

        Bram Goldsmith currently serves as the Chairman of the Board of the Corporation and as an untitled officer of CNB pursuant to an employment agreement approved by our Board of Directors on May 15, 2003 for an initial two year term, which was initially extended for two additional years, and subsequently for two more additional one year terms, with the most recent extension to May 14, 2009, as approved by the CN&G Committee and the independent members of the Board of Directors. The agreement provides for an annual base salary of $350,000 and an annual incentive bonus not to exceed $150,000, with total amount of base and bonus not to exceed $500,000. In fiscal year 2007, Bram Goldsmith received base and incentive bonus in the amount of $447,500. Bram Goldsmith is also a party to a Change in Control Agreement which provides for continued employment for two years from the date of a change of control, and, upon an involuntary or good reason termination after a change of control, a lump sum payment in an amount equal to three times compensation and benefits.

        Review, Approval or Ratification of Transactions with Related Persons:    We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by our Board of Directors.

        With respect to other transactions involving the Corporation in which a director or executive officer or immediate family member may have a direct or indirect material interest, pursuant to its Charter, the Audit & Risk Committee has the authority to review insider and affiliated person transactions ("related person transactions") and advise the Board with respect to these related person transactions. The CN&G Committee also has the authority to consider for approval any related party transactions pursuant to its Charter. If a related party transaction involves compensation or is otherwise related to an employment relationship with the Corporation, the related party transaction will be reviewed by the CN&G Committee.

        Prior to the Company entering into any related person transactions, either the Audit & Risk Committee or the CN&G Committee, as applicable, reviews the terms of the transaction to ensure that they are fair and reasonable, on market terms, on an arms-length basis and comply with the Company's Principles of Business Conduct & Ethics and Code of Conduct. The applicable Board Committee then reports to the Board on the related person transaction and the transaction must be approved by the disinterested members of the Board prior to the Company entering into the transaction.

        Section 16(a) Beneficial Ownership Reporting Compliance:    Section 16(a) of the Securities Exchange Act of 1934 (1934 Act) requires directors and executive officers of the Corporation and persons who own more than 10% of the Corporation's common stock (10% Owners) to file reports of initial ownership of the Corporation's common stock and subsequent changes in ownership with the SEC and to provide us with copies of such reports. Based solely on a review of the copies of such reports and written representations that no other reports were required to be filed during 2007, the Corporation's directors, officers and 10% Owners complied with all Section 16(a) filing requirements in a timely manner in 2007 other than one late filing of a Form 4 for Richard Bloch reporting the purchase of 270 shares, one late filing of a Form 4 for Kenneth Ziffren reporting the purchase of 500 shares, and four late filings of Forms 4 for Michael Cahill reporting the withholding of shares to pay the tax liability incident to vesting of restricted stock, which delinquencies were due to administrative error.

        Stockholder Proposals:    To be considered for inclusion in the Corporation's proxy statement for the 2009 Annual Meeting of Stockholders, a stockholder proposal must be received in writing by the Corporation's Secretary at its principal executive offices on or before November 17, 2008 and must satisfy the other requirements of Rule 14a-8 under the 1934 Act. Subject to applicable requirements, the proxy card for the 2009 Annual Meeting of Stockholders will give the designated proxy holder authority to vote at his or her discretion on any matter which is not brought to the Corporation's attention on or before January 31, 2009.

DIRECTOR COMPENSATION

        For director compensation, we use a combination of cash fees and compensation tied to our common stock to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the amount of time that directors expend in fulfilling their duties for us as well as the skill required by us for members of our Board. In 2007, we retained Semler Brossy Consulting Group LLC to review the compensation for outside directors for continued competitiveness within the market. The Board considered the results of Semler Brossy's review in confirming the compensation for outside directors for 2007 and approving the recommendations of the Compensation Committee to revise the Annual Director Award program as described below for 2008.

        Director Meeting Fees and Retainers:    We pay the following cash fees to our non-employee directors for attendance at Board and Committee meetings and for serving as Committee Chairs:

Type of Fees	Amount
Board of Director Meetings	$2,000
Committee Meetings	$1,500
Annual Retainer for Chair of Board Committees(1)
Audit & Risk Committee	$10,000
Compensation, Nominating & Governance Committee	$5,000
Community Reinvestment Act Committee	$3,000
Special Matters Committee	$3,000
Wealth Management & Fiduciary Committee	$3,000

(1)
The retainers are paid bi-annually in January and July. The Annual Retainer for the Chair of the Directors Compliance Committee, which disbanded in February 2007, was $5,000.

        Annual Director Award; Stock Ownership Requirement.    On the date of each annual stockholders meeting, each non-employee director receives an "Annual Director Award" in an amount equivalent to the value of 500 shares of our common stock based on the closing price reported on the NYSE the prior business day. In order to align the directors' compensation with stockholders' interests, in 2007, each director was required to use 50% of the gross amount of the Annual Director Award to purchase shares of our common stock on the open market within six months from the date of the annual meeting. The stock purchase requirement is included in the Company's Corporate Governance Guidelines. In 2007, each non-employee director received $36,955 and has used 50% of the gross amount to purchase shares of Company common stock. Beginning in 2008, rather than paying the Annual Director Award to the directors in cash, the Board has approved the recommendation of the CN&G Committee to require the deferral of the Annual Director Award to the Director Deferred Compensation Plan (Director DCP) with the allocation of the full amount of the Annual Director Award to the "CNC Stock Fund" newly established in 2008 as an investment option under the Director DCP. The returns in the CNC Stock Fund are based on the performance of the Company's common stock.

        Similar to our named executive officers, our directors are subject to a minimum stock ownership requirement to align our Board's economic interests with our stockholders' interests. Within three years after joining our Board, each director is required to own at least $100,000 worth of our common stock. In determining whether the ownership requirement is satisfied, due to the nominal exercise price of the previously granted director stock options, we construe the guidelines to include 100% of the gain on any "in the money" vested but unexercised director stock options. As of February 1, 2008, each of our outside directors who has served at least three years was in compliance with the stock ownership requirements. See the "Security Ownership of Management" table for further detail.

        Deferred Compensation Program.    The Director DCP allows non-employee directors to elect each year to defer up to 100% of the cash amount of their standard director meeting fees and annual committee chair retainers, instead of receiving these amounts as cash payments taxable in the year of receipt. Under the Director DCP, Directors may designate select investment options in which the deferred director payments are deemed to be invested. As described above, commencing in 2008, the Annual Directors Award is required to be deferred to the Director DCP and allocated to the CNC Stock Fund, newly added as an investment option under the Director DCP. Other than a one-time transfer of existing balances, no amounts other than the Annual Directors Award may be deferred by the directors to the CNC Stock Fund. Similar to our Executive Deferred Compensation Plan, other than the CNC Stock Fund, the investment options are non-publicly traded mutual funds, and are only available through variable insurance products. Directors have no ownership interest in the investment options they select; and the options are used to measure gains or losses. In addition, share equivalents allocated to the CNC Stock Fund will not have voting rights. Investment experience is credited to the directors' accounts daily, net of all investment option related expenses. There is no guaranteed investment return on any deferred payment amounts. Amounts in a director's deferral account represent unsecured claims against our assets. Other than the CNC Stock Fund, directors may change investment allocation elections as often as daily. A director will not be able to subsequently change his or her investment election (or diversify out of the CNC Stock Fund) for amounts designated to be invested in the CNC Stock Fund. All deferred amounts together with any credited investment returns are paid out to participating directors in accordance with their advance written election either in a lump sum or in installments commencing at a specified date during the director's service on the Board or upon termination of service. Directors are not permitted to receive distributions of amounts allocated to the CNC Stock Fund during the director's service. Distributions from the CNC Stock Fund will be in shares of the Company's common stock following the director's termination of service. This unfunded, non-qualified plan structure is required in order to preserve the beneficial tax deferral treatment for participating directors.

        The table below summarizes the compensation we paid to non-employee directors for the fiscal year ended December 31, 2007.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard L. Bloch	82,955	—	—	—	—	—	82,955
Kenneth L. Coleman	72,955	—	—	—	—	—	72,955
Linda Griego	60,955	—	—	—	—	—	60,955
Ashok Israni(2)	58,955	—	—	—	—	—	58,955
Michael L. Meyer	83,455	—	—	—	—	—	83,455
Ronald L. Olson	57,955	—	—	—	—	—	57,955
Bruce Rosenblum(2)	56,955	—	—	—	—	—	56,955
Peter M. Thomas	81,455	—	—	—	—	—	81,455
Kenneth Ziffren	83,955	—	—	—	—	266	84,221

(1)
See Summary Compensation Table for compensation of Russell Goldsmith and Christopher J. Warmuth. See discussion under Transactions with Related Persons for compensation of Bram Goldsmith. Directors who are employees of the Company receive no compensation for services as Directors.

(2)
Ashok Israni and Bruce Rosenblum were elected to the Board of Directors on February 26, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Owners of Common Stock:

        The following table sets forth information as of February 1, 2008 regarding the beneficial owners of more than five percent of the outstanding shares of our common stock. To our knowledge, based on the absence of any other filings which beneficial owners of more than five percent of the outstanding shares of our common stock are required to make with the SEC, there are no other beneficial owners of more than five percent of the outstanding shares of our common stock. Except as otherwise noted in the footnotes below, each of these persons or entities had sole voting and investment power with respect to our common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Class(2)
Bram Goldsmith:
400 North Roxbury Drive Beverly Hills, CA 90210			7.89%
Bram and Elaine Goldsmith, Trustees of the Bram and Elaine Goldsmith Family Trust	2,937,494
Elaine and Bram Goldsmith, Trustees of the Elaine Goldsmith Revocable Trust	567,989
Bram Goldsmith	53,259	(3)
Goldsmith Family Foundation	244,780	(4)
Bram Goldsmith, Trustee of Oak Trust A	13,731	(5)

Total	3,817,253	(15)
Russell Goldsmith:
400 North Roxbury Drive Beverly Hills, CA 90210			10.83%
Goldsmith Family Partnership	2,860,000	(6)
The Russell Goldsmith Trust	417,240	(7)
ELM 2006 Charitable Annuity Lead Trust	30,000	(8)
Russell Goldsmith, Trustee of certain family trusts	7,046	(9)
California Quintet LLC	1,222	(10)
Maple-Pine Limited Partnership	304,930	(11)
Goldsmith Family Foundation	244,780	(4)
Russell Goldsmith	1,312,579	(12)
Russell Goldsmith, Trustee of the West LA Investment Trust No. 1-R	8
B.N. Maltz Foundation	58,495	(13)
MKB Co. Ltd.	7,500	(14)

Total	5,243,800	(15)
Ariel Capital Management, LLC:
200 E. Randolph Drive, Suite 2900 Chicago, Illinois 60601	5,949,052	(16)	12.3%
UBS AG:
Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	3,392,797	(17)	7.01%

(1)
Includes shares subject to employee stock options which are presently exercisable or which will become exercisable within 60 days after February 1, 2008. Does not include restricted stock units issued pursuant to the Amended and Restated 2002 Omnibus Plan (Amended 2002 Plan). Restricted stock units do not have voting rights and do not convert to shares until termination of employment. Does not include stock fund units issued pursuant to the Company's executive deferred compensation plan, which stock fund units do not have voting rights and do not convert to shares until termination of employment. See below under Security Ownership of Management for further information on vested restricted stock units and stock fund units held at February 1, 2008.

(2)
Based on 48,401,309 shares of common stock outstanding at February 1, 2008.

(3)
Shares allocated to Bram Goldsmith's account under the Profit Sharing Plan.

(4)
The Goldsmith Family Foundation is a tax-exempt charitable foundation of which Bram Goldsmith and Russell Goldsmith are directors and officers. Bram Goldsmith and Russell Goldsmith each disclaim beneficial ownership of these shares.

(5)
Shares held in a trust for the benefit of a family member for which Bram Goldsmith is the sole trustee.

(6)
The Goldsmith Family Partnership is a limited partnership whose general partners include the Russell Goldsmith Trust, of which Russell Goldsmith is the sole trustee and the West L.A. Investment Trust No. 1-R, of which Russell Goldsmith is the sole trustee. Russell Goldsmith disclaims beneficial ownership of the shares held by the Goldsmith Family Partnership except to the extent of Russell Goldsmith's respective pecuniary interest in the partnership.

(7)
Excludes the 2,860,000 shares identified as being held by the Goldsmith Family Partnership which the Russell Goldsmith Trust may be deemed to beneficially own as a general partner of the Goldsmith Family Partnership.

(8)
ELM 2006 Charitable Annuity Lead Trust is a charitable trust for which Russell Goldsmith is the sole trustee.

(9)
Shares held in trusts for the benefit of family members for which Russell Goldsmith is the sole trustee.

(10)
California Quintet LLC is a limited liability company whose managing members are Russell Goldsmith and his spouse.

(11)
Maple Pine Limited Partnership is a limited partnership of which Russell Goldsmith is the General Partner.

(12)
Includes 188,200 shares solely owned by Russell Goldsmith, 2,592 shares allocated to Russell Goldsmith's account under the Profit Sharing Plan and 1,121,787 stock options exercisable within 60 days after February 1, 2008.

(13)
The B. N. Maltz Foundation is a tax-exempt charitable foundation of which Russell Goldsmith is a director. Russell Goldsmith disclaims beneficial ownership of these shares.

(14)
MKB Co. Ltd. is a limited liability company whose managing members include Russell Goldsmith's spouse. The number of shares of City National Corporation held by MKB Co. Ltd. exceeds her pecuniary interest therein. Russell Goldsmith disclaims beneficial ownership of these shares.

(15)
After appropriate elimination of duplicate ownership attributable to both Russell Goldsmith and Bram Goldsmith under the Goldsmith Family Foundation (see footnote 4), Bram Goldsmith and Russell Goldsmith and their related interests beneficially own 8,816,273 shares which constitutes 18.22% of the outstanding shares.

(16)
Based solely upon information contained in a Form 13G filing with the SEC on February 12, 2008. Of the 5,949,052 shares beneficially owned by Ariel Capital Management LLC, it has sole voting power as to 5,313,706 shares and sole dispositive power as to 5,919,602 shares. The "Percent of Class" calculation in the table was made using the 5,949,052 shares reported as beneficially owned in the Form 13G filing, and the 48,401,309 shares of our common stock outstanding as of February 1, 2008.

(17)
Based solely upon information contained in a Form 13G/A filing with the SEC on February 11, 2008. Of the 3,392,797 shares beneficially owned by UBS AG, it has sole voting power as to 3,166,372 shares and shared dispositive power as to 3,392,797 shares. The "Percent of Class" calculation in the table was made using the 3,392,797 shares reported as beneficially owned in the Form 13G filing, and the 48,401,309 shares of our common stock outstanding as of February 1, 2008.

SECURITY OWNERSHIP OF MANAGEMENT

City National Corporation:

        The following table sets forth the number of shares of the Corporation's common stock beneficially owned as of February 1, 2008 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the Summary Compensation Table below, and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Common Stock beneficially owned by him or her.

	(a)		(b)		(c)			(d)	(e)
Name or Number of Persons in Group	Number of Shares of Common Stock Beneficially Owned(1)		Right to Acquire(2)		Total		Percent of Class*	Restricted Stock Units Vested(3)	Stock Fund Units (EDCP / DDCP)(4)
Richard L. Bloch	136,455	(5)	—		136,455		*
Michael B. Cahill	13,125	(6)	59,399		72,524		*
Christopher J. Carey	6,252	(7)	40,616		46,868		*	6,600	3,919
Kenneth L. Coleman	871	(8)	1,000		1,871		*
Brian Fitzmaurice	7,068	(9)	4,484		11,552		*
Bram Goldsmith	3,817,253	(10)	—		3,817,253		7.89%		177
Russell Goldsmith	4,122,013	(11)	1,121,787		5,243,800		10.83%	29,250
Linda Griego	1,035	(12)	—		1,035		*
Ashok Israni	350		—		350		*
Michael L. Meyer	9,300		—		9,300		*
Ronald L. Olson	17,000	(13)	2,000		19,000		*
Bruce Rosenblum	1,200	(14)	—		1,200		*
Peter M. Thomas	5,750		1,000		6,750		*		1,351
Christopher J. Warmuth	12,160	(15)	65,865		78,025		*	1,042
Kenneth Ziffren	14,548		—		14,548		*
All Directors, Nominees and Executive Officers as a group (16 persons)	7,920,119	(1,5-17)	1,296,425	(2,16)	9,216,544	(1-17)	19.04%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Corporation's common stock. Percentage information is based on 48,401,309 shares of common stock outstanding at February 1, 2008.

(1)
Includes restricted stock issued pursuant to the Amended 2002 Plan which has voting rights but not dispositive power. Excludes shares subject to stock options that are referred to in the adjacent column. Excludes restricted stock units issued pursuant to the Amended 2002 Plan and stock fund units issued pursuant to the Company's deferred compensation plans which are listed in columns (d) and (e), respectively.

(2)
Represents shares subject to options which are presently exercisable or which will become exercisable within 60 days after February 1, 2008.

(3)
Represents restricted stock units issued pursuant to the Amended 2002 Plan that will have vested within 60 days of February 1, 2008. These units do not have voting rights and do not convert to shares until six months after termination of employment. Value is based on market price of the Company's common stock together with dividend equivalents on that stock.

(4)
With respect to executive officers, represents units held in the Company Stock Fund under the Executive Deferred Compensation Plan. With respect to outside directors, represents units held in the Company Stock Fund under the Director Deferred Compensation Plan. Units held in the Company Stock Fund do not have voting rights. Distributions from the Company Stock Fund are in shares of the Company's common stock following termination of employment, in the case of an officer, or termination of service, in the case of a director.

(5)
Richard Bloch has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(6)
Includes 1,216 shares allocated to Michael Cahill's account under our Profit Sharing Plan. Includes 6,241 shares of restricted stock.

(7)
Includes 2,252 shares allocated to Christopher J. Carey's account under our Profit Sharing Plan.

(8)
Kenneth Coleman has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(9)
Includes 761 shares allocated to Brian Fitzmaurice's account under our Profit Sharing Plan. Includes 6,083 shares of restricted stock.

(10)
Includes 13,731 shares owned by Oak Trust A, the beneficiary of which is a family member and Bram Goldsmith is the sole trustee and 53,259 shares allocated to Bram Goldsmith's account under our Profit Sharing Plan and shared voting and investment power as follows: (i) 2,937,494 shares owned by the Bram and Elaine Goldsmith Family Trust, of which Bram Goldsmith is a co-trustee, (ii) 567,989 shares owned by the Elaine Goldsmith Revocable Trust, of which Bram Goldsmith is a co-trustee, and (iii) 244,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Bram Goldsmith is a director and officer. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Russell Goldsmith. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation.

(11)
Includes 2,860,000 shares owned by the Goldsmith Family Partnership (of which the Russell Goldsmith Trust and West LA Investment Trust No. 1-R are general partners); shares owned by the following trusts of which Russell Goldsmith is the sole trustee: 417,240 shares owned by the Russell Goldsmith Trust, 8 shares owned by West LA Investment Trust No. 1-R, 7,046 shares owned by various family trusts; 30,000 shares owned by ELM 2006 Charitable Annuity Lead Trust; 1,222 shares owned by California Quintet LLC, a limited liability company whose managing members are Russell Goldsmith and his spouse; 304,930 shares owned by Maple Pine Limited Partnership, a limited partnership of which Russell Goldsmith is the General Partner; 188,200 shares solely owned by Russell Goldsmith; and 2,592 shares allocated to Russell Goldsmith's account under our Profit Sharing Plan; and shared voting and investment power as follows: 244,780 shares owned by the Goldsmith Family Foundation, a charitable foundation of which Russell Goldsmith is a director and officer, 58,495 shares owned by the B.N. Maltz Foundation, a charitable foundation of which Russell Goldsmith is a director, and 7,500 shares owned by MKB Co. Ltd, a limited liability company of which Russell Goldsmith's spouse is one of the managing members; the number of shares of City National Corporation held by MKB Co. Ltd. exceeds her pecuniary interest therein. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Bram Goldsmith. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Partnership except to the extent of his pecuniary interest therein, the Goldsmith Family Foundation, the B.N. Maltz Foundation and the MKB Co. Ltd.

(12)
Includes 500 shares held in an individual retirement account for the benefit of Linda Griego's spouse and 500 shares held as joint tenant with her spouse.

(13)
Ronald Olson has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(14)
Bruce Rosenblum has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee.

(15)
Christopher J. Warmuth has shared voting and investment power in these shares that are held in a trust of which he is a co-trustee. Includes 2,175 shares allocated to Christopher J. Warmuth's account under our Profit Sharing Plan. Includes 2,602 shares of restricted stock.

(16)
In addition to the ownership disclosed for the persons identified in the Security Ownership of Management table, the beneficial ownership of one additional "Executive Officer" is included in the totals for Columns (a), (b) and (c) of the table. "Executive Officers" means those individuals designated as such for purposes of Section 16 of the Securities Exchange Act of 1934. The number of shares beneficially owned by all of our directors and executive officers as a group is as follows: 7,920,119 (which amount includes 15,200 shares of restricted stock and 62,500 shares allocated to executive officers' accounts under our Profit Sharing Plan) plus; 1,296,425 shares subject to options (see footnote 2) for a total of 9,216,544 shares, representing 19.04% of the outstanding shares of our common stock as of February 1, 2008. None of these shares are pledged as security.

(17)
The sum total for this column reflects appropriate elimination of duplicates attributable to both Russell and Bram Goldsmith under the Goldsmith Family Foundation (see footnotes 10 and 11).

Stock Ownership of Subsidiaries of City National Corporation:

        Other than CN Real Estate Investment Corporation (CN Reit) and CN Real Estate Investment Corporation II (CN Reit II), each indirect, wholly-owned subsidiaries of the Corporation, the directors, nominees and executive officers do not beneficially own any interest in any other Subsidiaries of City National Corporation. The information below sets forth the number of 8.5% Series A Non-Cumulative Preferred Shares and 8.5% Series B Non-Cumulative Preferred Shares of CN Reit and the number of 8.5% Series A Non-Cumulative Preferred Shares of CN Reit II beneficially owned as of February 1, 2008 by each of the current directors, the nominees recommended by the Board of Directors for election as directors, each of the individuals included in the "Summary Compensation Table" below and all current directors, nominees and executive officers as a group. Except as otherwise noted in the footnotes below, each of these persons had sole voting and investment power with respect to the Series A and Series B Shares owned.

CN Real Estate Investment Corporation:

Name or Number of Persons in Group	Series A Shares Beneficially Owned		Series A Percent Of Class*	Series B Shares Beneficially Owned		Series B Percent Of Class*
Bram Goldsmith	1,100	(1)	3.24%	800	(2)	11.72%
Russell Goldsmith	800	(3)	2.36%	250	(4)	3.66%
Michael B. Cahill	100		*	—		—
All Directors, Nominees and Executive Officers as a group (3 persons—Series A; 2 persons—Series B)	1,500	(1,3,5)	4.42%	1,050	(2,4)	15.38%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the subsidiary's preferred stock.

(1)
Includes 500 Series A shares owned by the Goldsmith Family Foundation, a charitable foundation of which Bram Goldsmith is a director and officer and 600 Series A shares owned by trusts of which members of the family of Bram Goldsmith are the beneficiaries and Bram Goldsmith is the sole trustee. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Russell Goldsmith. Bram Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation.

(2)
Includes 500 Series B shares owned by the Bram and Elaine Goldsmith Trust and 300 Series B shares owned by the Elaine Goldsmith Revocable Trust, of which trust Bram Goldsmith is a co-trustee.

(3)
Includes 500 Series A shares owned by the Goldsmith Family Foundation, a charitable foundation of which Russell Goldsmith is a director and officer. Shares owned by the Goldsmith Family Foundation are also shown as being beneficially owned by Bram Goldsmith. Russell Goldsmith disclaims beneficial ownership of the shares owned by the Goldsmith Family Foundation. Also includes 300 Series A shares owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

(4)
Includes 150 Series B shares owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

(5)
The sum total for this column reflects appropriate elimination of duplicates attributable to both Russell and Bram Goldsmith under the Goldsmith Family Foundation (See footnotes 1 and 3).

CN Real Estate Investment Corporation II:

Name or Number of Persons in Group	Series A Shares Beneficially Owned		Series A Percent Of Class*
Bram Goldsmith	200	(1)	*
Russell Goldsmith	300	(2)	*
Christopher J. Warmuth	150		*
Michael B. Cahill	200		*
All Directors, Nominees and Executive Officers as a group (4 persons)	850	(1,2)	0.56%

*
Percentage information is omitted for those individuals whose beneficially owned shares represent less than one percent of the outstanding shares of the Subsidiary's preferred stock.

(1)
Includes 100 shares owned by Bram Goldsmith's spouse. Bram Goldsmith disclaims beneficial ownership of the shares held by his spouse.

(2)
These shares are owned by trusts of which members of the family of Russell Goldsmith are the beneficiaries and Russell Goldsmith is the sole trustee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis:

        This section addresses our compensation program, philosophy and objectives, our process for making compensation decisions, including the role of management in the design of our compensation program, and our 2007 executive compensation components. We address the factors most relevant to an understanding of what our compensation program is designed to reward, including the essential elements of compensation, why we choose to pay each element of compensation, how we determine the amount of each compensation element, and how each compensation element fits into our overall compensation objectives and affects decisions regarding other compensation elements. The use of "we," "our" and similar words in this analysis is intended to include both City National Corporation and City National Bank unless otherwise noted. As part of our human resources practice, we refer to our employees as "colleagues." We use the same terminology in this analysis.

  Objectives of our Executive Compensation Program

        Our compensation program reflects the following objectives which apply to our named executive officers in the same manner as all our colleagues:

  •
  "Pay for Performance." Our compensation program is designed to support our business and financial strategies by emphasizing at-risk performance-based pay. Each year our compensation program is calibrated to support the achievement of financial and other business goals of the Company. We reward colleagues for their contribution to the achievement of these financial and strategic goals by applying our performance-based guidelines which strive to assess individual, business unit and company-wide collective performance against our goals in a fair, objective and consistent manner.

  •
  "Act like Stockholders." Our compensation program is designed to align our colleagues' interests with the interests of our stockholders. We include equity awards in our compensation package to encourage our colleagues to think and act like our stockholders.

  •
  "Invest in Colleagues." A key corporate priority is to attract, retain, motivate, and develop our colleagues. Our compensation program is designed to provide a competitive total compensation opportunity through base salary, annual incentives and equity incentives. We recognize that investing in our colleagues is essential to delivering the financial solutions and quality services that are critical to attaining our goals and increasing stockholder value.

  How Executive Compensation is determined

Role of our Compensation Committee

        Our Compensation Committee is responsible for reviewing and approving our director and officer compensation plans, policies and programs. This includes compensation awarded to our Chief Executive Officer (CEO) and our other named executive officers. See "Corporate Governance," above regarding the responsibilities of the Compensation Committee under its Charter. Each of the material actions of the Compensation Committee is reported to the full Board of Directors at its regular meetings. Generally, the types of compensation and benefits provided to our named executive officers for fiscal 2007 were similar to those provided to our other executive officers.

Use of Market Comparison Data

        We regularly reassess our compensation and benefit programs and practices for suitability with our overall objectives, principles, corporate growth strategies and for continued competitiveness within the employment marketplace. We allocate compensation among salary, cash incentives and equity incentives in part by evaluating our performance measured against our plan goals and also by assessing our competitive position in the market. On a case-by-case basis, we may also consider the compensation levels of various peer groups and other companies in the broader financial services market. We obtain this data both from published surveys and, as needed, our own informal surveys. To the extent we compare our compensation with the compensation levels at other companies, we generally try to position our compensation between the 50th and 75th percentile of surveyed companies. However, an individual named executive officer's pay may differ from our overall competitive positioning strategy due to an individual's performance, experience level, scope of responsibility, unique skills and talents, and the competitive market for the officer's position. Each named executive officer's current and prior compensation is considered in setting future compensation. The total compensation paid for the named executive officer positions reflects our stated objective to Invest in Colleagues.

        In order to establish the performance stock option award grant made annually to our CEO, we use the component companies included in the SNL Financial LC Mid Cap Bank Index during the relevant measurement period.

Role of Internal Comparison.

        We seek to establish compensation levels that are both consistent with the external competitive market and also reflective of the internal value of each position based on our strategies and business goals. As part of our decision-making process for executive compensation, we internally compare colleagues' roles and their respective performance. We look at the relative level of complexity and significant differences of each job position, the relative position of the job in the hierarchy of the Company, the relative added value of the job to the Company and then calibrate the total compensation appropriately.

Role of Individual and Company Performance.

        Individual objectives are set each year for the named executive officers. These include financial objectives that are tied to our business plan and overall strategy. In order to support our imperative to deliver consistent quality earnings growth, internal goals are set at levels designed to challenge and motivate our colleagues, their teams and the entire organization to the continued achievement of increasingly higher levels of performance. At the conclusion of each fiscal year, as further explained below, our CEO and S&P Committee, assisted by our Human Resources Department, evaluates our named executive officers both against the operating plan for the prior fiscal year and on their achievement of individual objectives. The S&P Committee then presents its findings and compensation recommendations to the Compensation Committee for its review and consideration. Our Compensation Committee considers both the achievement of our financial corporate goals and a named executive officer's performance against his individual objectives for the year when making compensation decisions.

The use of "tally sheets."

        In addition to reviewing our CEO's findings and recommendations, the Compensation Committee reviews a compensation "tally sheet" for each named executive officer. The tally sheet presents the total value of compensation when both individual and Company performance is at target, and presents an estimate of the compensation that would be delivered should the named executive officer's employment be terminated voluntarily, involuntarily or as a result of a change-in-control. The Compensation Committee finds tools like tally sheets helpful in its analysis of the executive compensation program. In determining the specific levels of compensation the Compensation Committee generally focuses on individual elements of the Company's executive compensation program reflecting the Compensation Committee's views that an executive's compensation should reflect the executive's performance and the market value of his or her services.

  Principal Components of our 2007 Executive Compensation Program

        For the fiscal year ended December 31, 2007, to meet the compensation objectives described above, we structured compensation for our named executive officers to include the following principal components of compensation: i) base salary, ii) performance-based incentive compensation, iii) long-term equity incentive compensation, iv) retirement and other benefits, including change of control agreements providing for certain severance payments; and v) limited perquisites and other personal benefits. Our policies and practices for each of the principal compensation components are explained in the following paragraphs.

Base Salary

        We provide our named executive officers with a base salary to compensate them for their services during the year. Our Compensation Committee considers and, if acceptable after any required modifications, approves the recommendations of the S&P Committee and our CEO, with regard to members of the S&P Committee, concerning their base salaries, including merit increases. Merit increases in base pay are designed to reward named executive officers for their job performance and to manage pay growth consistent with our stated objectives to Invest in Colleagues and Pay for Performance. Base salary adjustments are effective beginning March 1st of each calendar year. No specific weighting is targeted for base salaries as a percentage of total compensation.

        In 2007, during its annual compensation review, the Compensation Committee did not increase the base salaries of any of the named executive officers primarily based on our financial and overall performance in 2006. The base salary of Brian Fitzmaurice was subsequently increased in the fourth quarter of 2007 based on competitive market information. The Summary Compensation Table lists the named executive officers' base earnings for 2007.

Performance-Based Incentive Compensation

CEO Non-Equity Incentive Compensation

        Russell Goldsmith, our CEO, has been selected to participate in the Company's Amended and Restated 1999 Variable Bonus Plan, a stockholder approved plan (Variable Bonus Plan), with regard to his annual non-equity incentive compensation. The Variable Bonus Plan furthers our stated objectives to Pay for Performance by providing cash awards to strongly performing officers who achieve specific financial goals. The Variable Bonus Plan is designed to maximize the deductibility of our compensation and incentive payments by taking into account the requirements of Section 162(m). See below for further explanation regarding Section 162(m).

        At the start of each fiscal year, an objective performance goal is established for one or more financial criteria under our Variable Bonus Plan. In 2007, net operating income (NOI) was selected as the corporate financial criteria with a performance goal for NOI of $240 million. NOI is equal to Net Income set forth on our Consolidated Statement of Income for the year ended December 31, 2007. Under the Variable Bonus Plan and our CEO's employment agreement, our CEO is entitled to incentive compensation based on a target bonus percentage of his annual base salary scaled up ratably to a maximum of 200% of the target bonus amount and scaled down ratably to 35% of the target bonus amount based on the percentage achievement of plan goals. If less than 85% of plan goals are achieved, no annual incentive compensation is payable. The target bonus percentage increased 12% to 137% of annual base salary from 2006 to 2007 and increases 6% each year thereafter during the term of the employment agreement. The increase in the target bonus percentage is consistent with the goal to provide an increase in performance based compensation for our CEO without exceeding the compensation tax deductibility provisions of Section 162(m). See below for a further explanation of the employment agreement and Section 162(m).

        At the conclusion of each fiscal year, the Compensation Committee reviews our CEO's performance, and reviews each of the elements of his compensation package under the terms of his employment agreement, including base salary, incentive bonus, and long-term incentives. The Compensation Committee determines his incentive bonus based on the goals and formula established at the beginning of the fiscal year. In 2007, 92% of the NOI goal was achieved, and in accordance with the terms of the Variable Bonus Plan and his employment agreement, our Compensation Committee approved the payment to Russell Goldsmith of an incentive bonus of $875,848. This payout reflects payment of 65.3% of the incentive target. The reduction in the payout of the incentive target from 100% relative to the percentage of the plan goal achieved in 2007 illustrates our organization's commitment to its stated objective to Pay for Performance.

Executive Management Bonus Plan (Bonus Plan)

        The Bonus Plan furthers our stated compensation program objectives to Invest in Colleagues and Pay for Performance by providing financial incentives to the members of our executive committee (managers of business units) for their individual performance and the overall performance of the Company. Other than our CEO, each of our named executive officers participates in the Bonus Plan.

        Each named executive officer is assigned a percentage amount of his or her base salary to be used with regard to calculating the amount of each named executive officer's Award under the Bonus Plan (Award Percentages). Awards under the Bonus Plan are paid in the form of cash distributions. When setting Award Percentages, consideration is given to the officer's individual level of responsibility for contributing to our performance and overall market competitiveness. For fiscal 2007, the Award Percentages are: Christopher J. Carey—75%; Christopher J. Warmuth—75%; Michael B. Cahill—60%; and Brian Fitzmaurice—60%.

        Awards to the named executive officers are funded based both on achievement of a Company performance target and results of annual individual performance evaluations. At the start of each calendar year, management sets a NOI goal for the Company during our annual budget process as part of setting internal financial and strategic goals for each of our business units. In 2007, the NOI goal was $240 million and was equal to the Net Income in the annual budget approved by the Board of Directors. To fund 100% of the Award Percentages under the Bonus Plan in 2007, 102% of the NOI goal was required to be achieved, and to fund 75% of the Award Percentages under the Bonus Plan, 100% of the NOI goal was required to be achieved. This funding formula was adopted to communicate the level of extra effort management wanted our colleagues to exert to reach the financial goals for the Company.

        Shortly following the conclusion of each calendar year, our CEO and S&P Committee (with respect to non-S&P Committee members), assisted by our Human Resources Department, conducts an annual performance evaluation process for our named executive officers, other the CEO. For the 2007 performance year, the criteria considered included: financial performance; executive's performance of job responsibilities and achievement of individual and/or departmental objectives; management and leadership skills; and results of all compliance, credit risk review and internal audit results for the executive's division. Based on this evaluation, our S&P Committee determines recommendations for salary adjustments, including merit increases, and annual incentive award amounts (both equity and non-equity) to be made to the Compensation Committee for its approval. Recommendations for named executive officers who are members of our S&P Committee are determined and made by our CEO. Performance level ratings are assigned on a scale between 2 and 5. Named executive officers (as well as all members of the executive committee) must be assigned a rating between 3 and 5 to be eligible for an Award under the Bonus Plan. To receive 100% of their Award Percentage (adjusted based on Company performance for the fiscal year), a rating of 4 must be achieved, which Award Percentage is adjusted up or down by 20% depending on individual performance that varies from a rating of 4.

        In 2007, 92% of the NOI goal was achieved. Although the Company fell short of its NOI goal, given the challenging business and economic conditions in the latter half of 2007, particularly the economic conditions in the financial services industry, relative performance of the Company despite these conditions, and the competitive market for talent, management recommended to the Compensation Committee that it fund 65% of the Award Percentages as adjusted for individual performance. Under the Bonus Plan, the Compensation Committee retains sole discretion to approve all Awards. The Compensation Committee reviews the recommended awards and can modify or cancel a recommended amount in its sole discretion. Recommendations by management for the grant of stock awards to named executive officers under our equity compensation plan are also submitted to the Compensation Committee for approval at the same time to assure the Compensation Committee considers all elements of proposed compensation. Based on the considerations described by management outlined above, the Compensation Committee approved the funding of Awards at 65% of the Award Percentages, as further adjusted for individual performance. The actual incentive award amounts are set forth below in the Summary Compensation Table. The Awards reflect the named executive officers' achievement of the individual goals established for them and their contributions to Company performance for the year.

Equity Compensation

        Stock Options, Restricted Stock and Restricted Stock Units

        Our Compensation Committee grants equity compensation awards pursuant to the Amended and Restated 2002 Omnibus Plan and administers outstanding options and restricted stock/restricted stock units issued under our previous stock plans. Grants of equity compensation awards are consistent with, and further each of our stated compensation program objectives to Pay for Performance, Act Like Stockholders, and Invest in Colleagues. Our granting practices are designed to enhance prudent corporate level expense management and promote internal equity and consistency in equity award policies and practices. In 2007, we granted named executive officers a combination of non-qualified stock options, restricted stock, and/or restricted stock units. Restricted stock units (RSUs) are granted only to members of the S&P Committee. A description of each type of award is set forth following the Grants of Plan-Based Awards Table.

        In making awards to named executive officers, we establish the total dollar value of the award to be granted to the named executive officer taking into account the executive's performance and market data. This dollar value based approach takes into account any significant increases or decreases in our stock value from year to year in determining the actual number of stock options and restricted stock (including RSUs) awards that are granted. The named executive officer is then granted stock options and restricted stock (or RSUs) each having a grant date fair value computed in accordance with FAS 123R equal to approximately 50% of the total award value. Named executive officers must be assigned a performance rating of 4 or 5 in order to be eligible for any form of equity compensation award.

        Equity Compensation Granting Practices

        Grants of equity compensation awards are made by our Compensation Committee in accordance with its Charter and our equity compensation plans. Our granting policy is that the grant date of all equity compensation awards is the date of the Compensation Committee meeting at which the award is approved and, in the case of stock options, the grant price (also known as the exercise price) is required to be the same as the closing price of our common stock on the New York Stock Exchange on that meeting date. In 2007, the Compensation Committee determined to no longer approve equity compensation awards by written consent.

        Annual equity compensation awards for named executive officers and for all other colleagues are granted at a Compensation Committee meeting the same time each year in conjunction with the review of the officers' annual individual performance. These actions of the Compensation Committee have typically occurred in late February of each calendar year, and shortly before the effective date of any base salary changes and annual bonus payments. In the event of an equity compensation award for a new hire, the new hire is notified that management will recommend to the Compensation Committee an award in connection with the new hiring, but that equity award is not deemed approved until the Compensation Committee specifically approves the grant and the new hire actually begins employment. All details of equity compensation awards are reflected in the minutes of the respective Compensation Committee meetings, which minutes are maintained in the Compensation Committee minute book. All equity compensation awards are promptly communicated to the recipients and to appropriate Human Resources, Accounting and Legal department personnel to assure proper recordation, reporting and accounting for such awards.

        Equity Ownership Guidelines

        Our stock award program requires our named executive officers to own a specific minimum amount of our common stock consistent with our stated objective to Act Like Stockholders. Our minimum stock ownership requirements, together with equity awards, are designed to cause named executive officers' equity stake in the Company to increase over time, further aligning their economic interests with our stockholders. The amount of common stock our named executive officers must own varies depending upon the named executive officer's position and is computed as a multiple of annual base salary. Stock ownership requirements are phased in over five years with the first phase of the requirement becoming applicable three years from hire date or change in officer position. The stock ownership requirements currently applicable to the named executive officers are: Russell Goldsmith: 5x base; Christopher Carey: 50% of 3.5x base; Christopher Warmuth: 1.5x base; Michael Cahill: 1.5x base and Brian Fitzmaurice: not subject to ownership requirement since hired February 2006.

        Ownership may be achieved in several ways including vested restricted stock and restricted stock units, directly-owned stock through open market purchase, stock held in our Profit Sharing Plan, units in the stock fund in our Executive DCP (see below), and 50% of the gain on "in-the-money" vested but unexercised stock options. The higher of the actual spot date price, or the one year simple moving average price for the Company's stock may be used in determining compliance with these ownership requirements. As of February 1, 2008, each of our named executive officers was in compliance with the applicable stock ownership requirements. See the Security Ownership of Management table, Outstanding Equity Awards at

Fiscal Year-End table, and Option Exercises and Stock Vested tables for further detail regarding how the ownership requirement has been achieved by each named executive officer.

Retirement and Other Benefits:

        Executive Deferred Compensation Plan

        The named executive officers are eligible to participate in our 2000 Executive Deferred Compensation Plan (the Executive DCP) on the same terms as other eligible executive colleagues. Pursuant to our Executive DCP, the named executive officers can defer up to 85% of their salary and up to 100% of their annual non-equity incentive bonus compensation, instead of receiving these amounts as cash payments taxable in the year of receipt. Beginning in 2008, the Executive DCP was amended to add the Company's common stock as an additional deemed investment option, which has been designated as the "CNC Stock Fund." Shares held by a participant in the CNC Stock Fund do not have voting rights. See the Nonqualified Deferred Compensation table below for further detail.

        Supplemental Retirement Benefit Plan

        Russell Goldsmith is provided supplemental retirement benefits under the Supplemental Retirement Benefit Agreement (SERP), Appendix A to his employment agreement. See the Pension Benefits table below for further detail.

        Profit Sharing Plan

        Retirement benefits are provided by our Profit Sharing Plan which combines both profit sharing and 401(k) features. The named executive officers participate in the Profit Sharing Plan on the same basis as all other colleagues. The 401(k) feature enables the named executive officers to make employee deferrals subject to annual limitations established by the IRS. Subject to the maximum compensation limit of $225,000 set by law for 2007, if a named executive officer elects to make employee deferrals into the Profit Sharing Plan, we match 50% of the first 6% of pay contributed in a payroll period. Under the profit sharing feature, we may also make a discretionary "Employer Contribution" each year to the Profit Sharing Plan. Our contribution is linked to annual growth in net profits (as defined by the Profit Sharing Plan) consistent with our stated objective to Pay for Performance. If we do not increase net profits as compared to the prior year, the "Employer Contribution" is 6% of eligible pay. If net profits grow by 1% or more, the Employer Contribution may scale up to as much as 10% for a growth rate of 15% or greater. If net profits decline by more than 10%, the Employer's Contribution could be less than 6% and could drop to zero depending on the level of negative growth. For 2007, our contribution was 6% of colleague eligible pay. The aggregate maximum Employer Contribution for any year cannot exceed 8% of net profits less matching contributions. The matching contribution and Employer Contribution we made for fiscal year 2007 for each named executive officer is included in the Summary Compensation Table under "All Other Compensation."

Perquisites and Other Personal Benefits

        Consistent with our stated objective to Invest in Colleagues, we provide our named executive officers with perquisites and other personal benefits that we believe are reasonable, competitive and consistent with our overall compensation program. We intentionally limit perquisites, and the costs of these benefits constitute only a small percentage of each named executive officer's total compensation. In 2007, in light of our overall compensation program, we eliminated the financial planning and physical examination reimbursement perquisite previously provided to named executive officers. Other than a separate Executive Long Term Disability Insurance (LTDI) plan provided to our executives, the health and insurance plans we provide to our named executive officers are the same ones we provide to all colleagues. We fully cover the premium cost of the Executive LTDI plan to assist our executives to maintain LTDI coverage. Given the job positions and compensation levels of the executives, the amount of coverage that the Executive LTDI provides is higher for the Executive LTDI plan than the LTDI provided to other colleagues. See the Summary Compensation Table for details regarding the perquisites provided in 2007.

Termination of Employment and Change of Control Agreements

        Each of the named executive officers has entered into a Change of Control Agreement with us that provides that each officer will be employed for two years (three years in the case of Russell Goldsmith) from the date of a change in control. The Change of Control Agreements are designed to promote stability and continuity of management despite the risks of job loss in the event of termination due to a change of control, consistent with market practices. The Change of Control Agreements provide that each officer's compensation, benefits, title, duties and other attributes of employment generally will be at least equal to that which was provided prior to the change in control and are consistent with our stated objective to Invest in Colleagues. The Change in Control Agreements have a "modified single trigger" treatment, which provides that following a defined change in control event, cash severance payments are paid upon either voluntary termination of employment during the 30-day period immediately following the first anniversary of the occurrence of a change-in-control (deemed to be a termination for "good reason"), or involuntary termination for any reason other than cause, death or disability, or termination for "good reason," within 24 months of the occurrence of a change-in-control. This "modified single trigger" provides for transition in the event of a change-in-control and provides an incentive for the named executive officers to remain with the successor organization after a change-in-control.

        Information regarding applicable payments under these agreements for the named executive officers is provided below under the heading Potential Payments Upon Termination or Change in Control.

  Executive Compensation Tax and Accounting Considerations

        Deductibility of Executive Compensation:    Section 162(m) generally limits to $1 million the deductibility of compensation paid by a public company for any fiscal year to the corporation's chief executive officer and the four other most highly compensated executive officers at the end of the fiscal year. Performance-based compensation can qualify for an exemption from this deduction limit if it satisfies certain conditions under Section 162(m), including receipt of stockholder approval. The Compensation Committee considers the impact of this rule when developing and implementing our executive compensation programs and subject to the limitations of Section 162(m), seeks to maximize deductibility of all elements of executive compensation. The stock options granted under our plans and payments under the Variable Bonus Plan are designed so that compensation paid under them can qualify for an exemption from the limitation on deductible compensation. However, to the extent that the value of annual salary, executive management incentive bonus amounts, and other non-performance based remuneration paid to any of the CEO and other named executive officers exceeds $1 million, the excess amount attributable to non-performance based compensation cannot be deducted. Further, restricted stock and restricted stock units may not be deductible under Section 162(m) if their award or vesting is not performance based. The Compensation Committee attempts whenever possible to take full advantage of Section 162(m) in designing compensation programs; however, the committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting and administering compensation programs, even though such programs may occasionally result in non-deductible compensation expenses. Accordingly, the Compensation Committee from time to time approves elements of compensation for certain officers that are not fully deductible.

        Nonqualified Deferred Compensation:    Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes penalties on participants in deferred compensation arrangements that do not comply with the strict requirements of the rules. The final regulations became effective on April 17, 2007, however, the Internal Revenue Service (IRS) has granted transitional relief from the regulations until December 31, 2008. As required by the IRS, we believe that we are operating in good faith compliance with the statutory provisions that became effective January 1, 2005 and the applicable guidance. A more detailed discussion of our nonqualified deferred compensation arrangements is provided below under the heading Nonqualified Deferred Compensation.

        Accounting for Stock-Based Compensation:    Effective January 1, 2006, we adopted Statement of Financial Accounting Standards No. 123 (revised), "Share Based Payment" (SFAS 123R). We have applied the Modified Prospective Application in our implementation of the new accounting standard. As such, we have recognized stock-based compensation expense on new awards and on existing awards that were not fully vested as of the date of adoption, but we did not restate prior periods. We did not make any modifications to outstanding stock options prior to the adoption of SFAS 123R. See "Critical Accounting Policies" and Note 11 to our Consolidated Financial Statements, each in our Annual Report on Form 10-K for the year ended December 31, 2007.

Compensation Committee Report

        The Compensation, Nominating & Governance Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussion, the Compensation, Nominating & Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2007.

COMPENSATION, NOMINATING & GOVERNANCE COMMITTEE
RICHARD L. BLOCH, CHAIRMAN KENNETH L. COLEMAN BRUCE ROSENBLUM

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the named executive officers for each of fiscal years 2006 and 2007. Compensation information is provided for fiscal year 2007 only for Brian Fitzmaurice as he first became a named executive officer in fiscal year 2007.

Name and Principal Position (a)	Year (b)	Salary($) (1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)

Russell Goldsmith Chief Executive Officer and President, City National Corporation; Chairman of the Board and Chief Executive Officer, City National Bank	2007 2006	978,528 978,528	— —	742,573 591,530	1,174,419 1,349,133	875,848 636,043	546,326 510,800	54,556 64,839	4,372,250 4,130,873

Christopher J. Carey Executive Vice President and Chief Financial Officer, City National Corporation and City National Bank	2007 2006	450,000 447,781	— —	232,898 196,605	313,981 239,052	250,000 150,000	— —	166,882 173,691	1,413,761 1,207,129

Christopher J. Warmuth Executive Vice President, City National Corporation and President, City National Bank	2007 2006	465,000 462,500	— —	177,563 111,899	329,721 280,700	250,000 150,000	— —	37,312 35,980	1,259,596 1,041,079

Michael B. Cahill Executive Vice President, General Counsel and Corporate Secretary, City National Corporation and City National Bank	2007 2006	350,000 345,472	— —	104,188 80,813	128,236 101,336	150,000 105,000	— —	33,222 31,800	765,646 664,421

Brian Fitzmaurice Executive Vice President and Chief Credit Officer, City National Bank	2007	279,167	—	72,062	64,987	140,000	—	33,222	589,438

(1)
Includes amounts contributed to our Executive Deferred Compensation Plan, which is an unfunded, nonqualified plan with no guaranteed level of performance or security. See the Nonqualified Deferred Compensation table for more detail.

(2)
The amounts shown in columns (e) and (f) represent the dollar amounts recognized for financial statement reporting purposes in fiscal years 2007 and 2006 with regard to share-based awards, as determined pursuant to Statement of Financial Accounting Standards No. 123 (revised), "Share Based Payment" (SFAS 123R), and not the value of the awards made in 2007 and 2006. See the Company's Annual Report on Form 10-K, at note 11 to the Company's Consolidated Financial Statements for the year ended December 31, 2007 regarding the Company's adoption of SFAS 123R effective January 1, 2006 and its implementation of this accounting standard and valuation of awards. Restricted stock awards are valued at the closing price as of grant date. Non-qualified options are valued using a grant date measurement value as determined through the Black-Scholes valuation model.

(3)
Russell Goldsmith participates in the Bank's Variable Bonus Plan. Each of the other named executive officers participates in the Bank's Executive Management Bonus Plan. See the Compensation Discussion and Analysis for more detail regarding these plans. See also the Grants of Plan-Based Awards table.

(4)
Amounts reported show the aggregate change in the actuarial present value of Russell Goldsmith's accumulated benefit under his SERP for fiscal years 2006 and 2007. Earnings on nonqualified deferred compensation are not included in this column, since no named executive officer earned above-market or preferential earnings on nonqualified deferred compensation. Information on the named executive officers' earnings under the Executive Deferred Compensation Plan is set forth in the Nonqualified Deferred Compensation table below.

(5)
Amounts reported as "All Other Compensation" include the following for fiscal year 2007:

•
Perquisites:

•
Auto Allowance: Consistent with benefits provided to all executive committee members, each named executive officer receives an annual automobile allowance.

    •
    Club fees/Dues: Club fees and dues are reimbursed to named executive officers pursuant to our Club Membership Policy which states that club membership is to be primarily used to develop business. No amounts are included in the amounts reported for fiscal year 2007 under this policy for Michael Cahill and Brian Fitzmaurice. When Christopher Carey was hired as Chief Financial Officer, we agreed to reimburse him for his fees for club membership. $39,823 was reimbursed to Christopher Carey in 2007 for membership transfer fees as the remaining balance due.

    •
    Executive Long Term Disability Insurance: Consistent with benefits provided to all executives, the Company fully covers the premium cost of Executive LTDI for the named executive officers.

  •
  Contributions to Defined Contribution Plan: Reflects our contribution to the Profit Sharing Plan allocable to the named executive officer, including any matching contribution to the Section 401(k) deferred compensation feature of the Profit Sharing Plan. The amount we contributed in fiscal year 2007 for each named executive officer is $20,250. The Profit Sharing Plan is described in more detail in the Compensation Discussion and Analysis.

  •
  Christopher Carey: Included in "All Other Compensation" paid to Christopher Carey in fiscal year 2007 pursuant to the letter agreement entered into with him when he began employment is a gross-up of amounts reimbursed for club membership transfer fee for payment of taxes in the amount of $29,737; and payment of a $55,000 cost of living adjustment in 2007 to partially alleviate the cost of living in the Los Angeles area. The payment to Mr. Carey of the annual cost of living benefit terminates as of June 30, 2009.

2007 GRANTS OF PLAN-BASED AWARDS

        In fiscal year 2007, we granted the named executive officers a combination of non-qualified stock options, restricted stock and restricted stock units pursuant to the Amended 2002 Plan. The material terms of each of these types of equity compensation awards is set forth below this table. We do not have any Equity Incentive Plans as defined.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Russell Goldsmith	2/20/2007	469,204	1,340,583	2,681,166	—	—	—	16,710	66,840	74.79	2,451,524
	7/25/2007				—	—	—		30,432	72.51	500,000

Christopher J. Carey	2/20/2007	84,375	337,500	405,000	—	—	—	3,814	15,256	74.79	559,552

Christopher J. Warmuth	2/20/2007	87,188	348,750	418,500	—	—	—	4,854	19,416	74.79	712,131

Michael B. Cahill	2/20/2007	52,500	210,000	252,000	—	—	—	2,081	8,324	74.79	305,304

Brian Fitzmaurice	2/20/2007	45,000	180,000	216,000	—	—	—	1,734	6,936	74.79	254,395
	10/24/2007							1,899	9,705	65.85	250,632

(1)
The cash incentive award paid to Russell Goldsmith is determined in accordance with the terms of the Company's Variable Bonus Plan and Russell Goldsmith's employment agreement. The terms of his employment agreement are described following this table. Cash incentive awards paid to each of the other named executive officers for performance in fiscal year 2007 are determined under the Executive Management Bonus Plan. See the Compensation, Discussion and Analysis (CD&A) for further details regarding how objectives are set under the respective incentive bonus plans and actual incentive awards are calculated and determined for each named executive officer. See the Summary Compensation Table and CD&A for further details regarding actual incentive awards paid for 2007.

(2)
During 2007, RSUs were awarded under our Amended 2002 Plan to Russell Goldsmith, Christopher Carey, and Christopher Warmuth.

(3)
For a discussion of the assumptions made by us in arriving at the grant date fair value of these awards, see note 11 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007.

  Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards

  Russell Goldsmith Employment Agreement

        Russell Goldsmith serves as Chief Executive Officer and President of City National Corporation and Chairman of the Board and Chief Executive Officer of City National Bank pursuant to his employment agreement approved by the independent members of our Board of Directors in May 2006, which agreement replaced his 2002 employment agreement. As part of the 2006 employment agreement renewal process, after consultation with the Board, our Compensation Committee hired George Paulin, Chairman and CEO of Frederic W. Cook, as its independent consultant to conduct an independent review of CEO compensation of peer institutions, and to provide his advice and recommendations on the appropriate structure and components of a CEO compensation package. The 2006 agreement is structured i) to provide comparable compensation for comparable performance during the term of the 2006 agreement to that provided for comparable performance during the term of the prior agreement and to that provided for CEO compensation at peer institutions; ii) to be consistent with our stated objective to Pay for Performance; and iii) to provide an increase in performance-based compensation without exceeding the compensation tax deductibility provisions of Section 162(m).

        The material terms of the 2006 employment agreement are as follows (which are generally the same as 2002 employment agreement except as indicated):

  •
  Term:  Four years beginning July 15, 2006.

  •
  Annual Base Salary:  $978,528 for term of the agreement—same as most recent base salary under 2002 employment agreement.

  •
  Annual Incentive Bonus:  Each year, if plan goals are achieved, entitled to annual incentive compensation based on a "Target Bonus Percentage" of annual base salary, scaled up ratably to a maximum of 200% of Target Bonus Amount and scaled down ratably to 35% of Target Bonus Amount based on the percentage achievement of plan goals. In any fiscal year, if less than 85% of plan goals are achieved, no annual incentive compensation is payable. "Target Bonus Percentage" is 137% in 2007, and increases 6% each subsequent year.

  •
  Annual Stock Award Value:  Annual stock award grants to be made with aggregate deemed value of $2,410,000 in March 2007 and $2,350,000 in each subsequent fiscal year.

  •
  Performance Stock Options:  Additional annual stock option awards are to be determined based on our total stockholder return (TSR) if our TSR for the immediately preceding three years as of June 30th is sufficient to place us in at least the 25th percentile of peer banks ranked by TSR scaling up ratably to the 90th percentile for a maximum payout. Russell Goldsmith received non-qualified stock options with a grant date fair market value under SFAS 123R of $500,000 on July 25, 2007.

  •
  Supplemental Executive Retirement Plan:  Existing SERP currently in place is continued, which benefits are described in more detail in the Pension Benefits table.

  •
  Termination and Change-in Control:  See below regarding Potential Payments Upon Termination Or Change in Control.

  Equity Incentive Plan Awards

        Stock Options.    Stock options provide grantees the opportunity to buy shares of our common stock at a certain exercise price during a ten year term after the options vest. This enables the grantee to benefit from expected appreciation in the value of our stock if our future performance remains strong. All of the stock options we issue have an exercise price equal to the fair market value of the underlying common stock on the date of grant. Vesting of stock options is contingent upon continuing employment, with full vesting achieved at a rate of 25% per year over four years. Stock options have no voting rights and do not receive dividends. Under Section 162(m), we can deduct gains realized on exercise of options without the need to establish additional performance goals. See below under Potential Payments Upon Termination or Change in Control regarding acceleration of vesting upon certain termination events.

        Restricted Stock.    Restricted stock is a grant of shares of company stock subject to specified vesting provisions and limitations on transfer. Full vesting of restricted stock and RSUs is contingent upon the named executive officer's continuing employment for five years. Under our Amended 2002 Plan, restricted stock and RSUs vest at a rate of 25% per year, beginning two years after the grant date. See below under Potential Payments Upon Termination or Change in Control regarding acceleration of vesting upon certain termination events. On each dividend payment date for our common stock, dividends are paid on restricted stock at the same rate as dividends are paid on our common stock. Restricted stock has full voting rights.

        Restricted Stock Units.    Each RSU constitutes a right to receive a distribution of shares of our common stock at least six months after the termination of employment, subject to the same vesting requirements as those for restricted stock. Dividend equivalent units are issued with respect to RSUs on each dividend payment date for our common stock and are payable at the same rate as dividends are paid on our outstanding common stock. RSUs have no voting or other stockholder rights. Because of the deferral in conversion of RSUs into stock and their distribution only after termination of employment, use of RSUs further extends the grantee's interest in our long term financial success and our strong performance over an extended period of time. RSUs also provide a tax deferral benefit for key employees.

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information about outstanding equity awards to the Named Executive Officers at December 31, 2007. We have no Equity Incentive Plans as defined.

		Option Awards					Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Russell Goldsmith	2/23/1998	97,500			37.50	2/22/2008
	9/23/1998	350,000			33.00	9/22/2008
	2/23/2000	83,000			27.06	2/22/2010
	3/5/2001	125,000			36.66	3/4/2011
	2/27/2002	125,000			50.30	2/26/2012
	7/24/2002	250,000			47.12	7/23/2012
	6/4/2003	62,500			45.54	6/3/2013	3,907	232,662
	2/25/2004	35,580	11,860		60.93	2/24/2014	5,930	353,132
	3/11/2005	21,000	21,000		68.98	3/10/2015	8,625	513,619
	3/3/2006	11,549	34,647		75.87	3/2/2016	11,549	687,743
	7/14/2006	7,539	22,618		64.08	7/13/2016
	2/20/2007		66,840		74.79	2/19/2017	16,710	995,081
	7/25/2007		30,432		72.51	7/24/2017

Christopher J. Carey	7/6/2004	18,750	6,250		65.61	7/5/2014	3,750	223,313
	3/11/2005	7,500	7,500		68.98	3/10/2015	3,000	178,650
	3/3/2006	3,401	10,203		75.87	3/2/2016	3,401	202,530
	2/20/2007		15,256		74.79	2/19/2017	3,814	227,124

Christopher J. Warmuth	6/3/2002	25,000			53.66	6/2/2012
	6/4/2003	6,250			45.54	6/3/2013	391	23,284
	2/25/2004	4,266	1,423		60.93	2/24/2014	711	42,340
	3/11/2005	4,000	4,000		68.98	3/10/2015	1,500	89,325
	5/25/2005	10,000	10,000		70.85	5/24/2015
	3/3/2006	4,171	12,513		75.87	3/2/2016	4,171	248,383
	2/20/2007		19,416		74.79	2/19/2017	4,854	289,056

Michael B. Cahill	6/18/2001	25,000			42.61	6/17/2011
	2/27/2002	12,500			50.30	2/26/2012
	6/4/2003	7,500			45.54	6/3/2013	469	27,929
	2/25/2004	4,266	1,423		60.93	2/24/2014	711	42,340
	3/11/2005	3,378	3,378		68.98	3/10/2015	1,267	75,450
	4/3/2006	1,562	4,688		76.94	4/2/2016	1,713	102,009
	2/20/2007		8,324		74.79	2/19/2017	2,081	123,924

Brian Fitzmaurice	2/21/2006	1,375	4,125		75.06	2/20/2016	1,400	83,370
	2/21/2006						1,050	62,528
	2/20/2007		6,936		74.79	2/19/2017	1,734	103,260
	10/24/2007		9,705		65.85	10/23/2017	1,899	113,085

(1)
Stock options vest at the rate of 25% per year, on each of the first four anniversaries of the grant date. 25% of the underlying shares for the stock options granted on 2/25/2004 will become exercisable on 2/25/2008. 25% of the underlying shares for the stock options granted on 7/6/2004 will become exercisable on 7/6/2008. 25% of the underlying shares for the stock options granted on 3/11/2005 will become exercisable on each of 3/11/2008 and 3/11/2009. 25% of the underlying shares for the stock options granted on 5/25/2005 will become exercisable on each on 5/25/2008 and 5/25/2009. 25% of the underlying shares for the stock options granted on 3/3/2006 will become exercisable on each of 3/3/2008, 3/3/2009 and 3/3/2010. 25% of the underlying shares for the stock options granted on 4/3/2006 will become exercisable on each of 4/3/2008, 4/3/2009 and 4/3/2010. 25% of the underlying shares for the stock options granted on 2/21/2006 will become exercisable on 2/21/2008, 2/21/2009 and 2/21/2010. 25% of the underlying shares for the stock options granted on 7/14/2006 will become exercisable on each of 7/14/2008, 7/14/2009 and 7/14/2010. 25% of the underlying shares for the stock options granted on 2/20/2007 will become exercisable on each of 2/20/2008, 2/20/2009, 2/20/2010 and 2/20/2011. 25% of the underlying shares for the stock options granted on 7/25/2007 will become exercisable on each of 7/25/2008, 7/25/2009, 7/25/2010 and 7/25/2011. 25% of the underlying shares for the stock options granted on 10/24/2007 will become exercisable on each of 10/24/2008, 10/24/2009, 10/24/2010 and 10/24/2011.

(2)
Restricted share units and restricted shares vest at the rate of 25% per year, beginning two years after the grant date. Vested restricted share units convert and are distributed at least six months after termination of employment. Restricted share units that have not vested at termination are subject to forfeiture as described in the Amended 2002 Plan. The market price of shares or units of stock that have not vested is calculated based on $59.55 per share, the closing price of the Company's stock on December 31, 2007, as reported on the New York Stock Exchange.

(3)
25% of the underlying shares and units for the restricted share units and restricted shares granted on 6/4/2003 will vest on 6/4/2008. 25% of the underlying shares and units for the restricted share units and restricted shares granted on 2/25/2004 will vest on 2/25/2008 and 2/25/2009. 25% of the underlying units for the restricted share units granted on 7/6/2004 will vest on 7/6/2008 and 7/6/2009. 25% of the underlying units and shares for the restricted share units and restricted shares granted on 3/11/2005 will vest on 3/11/2008, 3/11/2009 and 3/11/2010. 25% of the underlying shares for the restricted shares granted on 2/21/2006 will vest on 2/21/2008, 2/21/2009, 2/21/2010 and 2/21/2011 and 25% of the underlying shares for the restricted shares granted on 2/21/2006 will vest on 2/21/2008, 2/21/2009 and 2/21/2010. 25% of the underlying units for the restricted share units granted on 3/3/2006 will vest on 3/3/2008, 3/3/2009, 3/3/2010 and 3/3/2011. 25% of the underlying shares for the restricted shares granted on 4/3/2006 will vest on 4/3/2008, 4/3/2009, 4/3/2010, and 4/3/2011. 25% of the underlying units and shares for the restricted share units and restricted shares granted on 2/20/2007 will vest on 2/20/2009, 2/20/2010, 2/20/2011 and 2/20/2012. 25% of the underlying shares for the restricted shares granted on 10/24/2007 will vest on 10/24/2009, 10/24/2010, 10/24/2011 and 10/24/2012.

2007 OPTION EXERCISES AND STOCK VESTED

        The following table contains information relating to the exercise of stock options and vesting of restricted stock and restricted stock units during fiscal year 2007.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)(3)	Value Realized on Vesting ($)(2)(3)

Russell Goldsmith	90,000	4,311,300	9,746	736,172

Christopher J. Carey	—	—	2,875	217,615

Christopher J. Warmuth	—	—	1,247	93,453

Michael B. Cahill	—	—	1,536	115,051

Brian Fitzmaurice	—	—	350	26,271

(1)
Represents the difference between the exercise price of the options and the market price of the Corporation's common stock on the date of exercise as reported on the NYSE.

(2)
The restricted awards listed for Russell Goldsmith and Christopher Carey are restricted stock units that vested in 2007. Receipt of the shares represented by the restricted stock units is deferred, and the vested units convert to shares and are distributable on a date that is at least six months after termination of employment.

(3)
The restricted awards listed for Christopher Warmuth and Brian Fitzmaurice are vested restricted shares which have been issued to these named executive officers without further restrictions. The restricted awards listed for Michael Cahill include 1,247 vested restricted shares issued to him without further restriction and 289 vested restricted stock units (cash only) awards that represented the right to receive a distribution of cash upon vesting based on the fair market value of the Corporation's common stock on the vesting date ($21,114).

2007 PENSION BENEFITS

        The following table provides information about benefits payable to Russell Goldsmith under the Supplemental Retirement Benefit Agreement (SERP). There are no other Company plans that provide for specified retirement payment and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, to the named executive officers. (This table does not address tax-qualified defined contribution plans and nonqualified defined contribution plans.) The present value of accumulated benefit has been calculated using assumptions consistent with those used in the Company's financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Russell Goldsmith	Supplemental Retirement Benefit Agreement (Appendix A to Russell Goldsmith Employment Agreement)	12.22	3,513,080	0

Christopher J. Carey	N/A	N/A	N/A	N/A

Christopher J. Warmuth	N/A	N/A	N/A	N/A

Michael B. Cahill	N/A	N/A	N/A	N/A

Brian Fitzmaurice	N/A	N/A	N/A	N/A

        The cost to the Bank for the year ended 12/31/07 for the SERP was $846,591. The SERP benefit equals 1.5432% per year of service, up to a maximum of 25.2% of final average pay (the average of the highest three years of Russell Goldsmith's final five years' salary and bonus). Calculation of the SERP benefit would be modified under certain circumstances including i) a reduction in the benefit if Mr. Goldsmith retires prior to February 14, 2012, ii) 3 additional years of service credit, but no change in maximum benefit, if Mr. Goldsmith is terminated without good cause or in the case of disability or death, and iii) 5 additional years of service credit, but no change in maximum benefit, in event of a change of control. Other key provisions of the SERP include i) payment of vested benefits upon termination of employment for any reason and ii) full vesting upon eight years of service, on October 16, 2003. The projected benefit to Russell Goldsmith under various scenarios of termination is as follows:

	Retirement (At Age 62 on 2/14/2012)		Involuntary Not for Cause Termination (12/31/2007)	For Cause Termination or Voluntary Resignation (12/31/2007)	Involuntary or Good Reason Termination (Change-in Control on 12/31/2007)	Death or Disability (12/31/2007)
Actual Years of Service		16.33	12.22	12.22	12.22	12.22
Extra Service Credit		0.00	3.00	0.00	5.00	3.00
Total Years of Service		16.33	15.22	12.22	17.22	15.22
		x1.5432%	x1.5432%	x1.5432%	x1.5432%	x1.5432%
Benefit multiplier		25.20%	23.49%	18.86%	25.20%	23.49%
Final average pay		$2,495,246	$2,088,029	$2,088,029	$2,088,029	$2,088,029
Benefit before factor for early retirement		$628,802	$490,478	$393,802	$526,183	$490,478
Factor for early retirement		N/A	72%	72%	72%	72%
Projected Benefit		$628,802	$353,144	$283,537	$378,852	$353,144
Present Lump Sum Value	$	N/A	$4,375,525	$3,513,080	$4,694,052	$4,375,525
Increase in Lump Sum Value for Extra Service Credit		N/A	$862,445	N/A	$1,180,972	$862,445

2007 NONQUALIFIED DEFERRED COMPENSATION

        Pursuant to City National Bank's 2000 Executive Deferred Compensation Plan (Executive DCP), colleagues who are senior vice presidents or above can elect to defer up to 85% of their salary, up to 100% of their commissions, and up to 100% of their non-equity incentive bonus compensation, instead of receiving these amounts as cash payments taxable in the year of receipt. Contributions consist solely of colleague deferrals; the Bank does not make contributions to the Executive DCP.

        Under the Executive DCP, colleagues may select from investment options approved by the Bank's Benefits Committee in which the deferred compensation is deemed to be invested. Beginning in 2008, these investment options include the "CNC Stock Fund." Other than the CNC Stock Fund, the investment options are not publicly traded mutual funds, and are only available through variable insurance products. Executives have no ownership interest in any of the investment options they select, as the investment options are used principally to measure gains or losses. In addition, share equivalents allocated to the CNC Stock Fund do not have voting rights. Investment experience is credited to the executives' accounts daily, net of all investment option related expenses. There is no guaranteed investment return on any deferred compensation amounts. Other than the CNC Stock Fund, executives may change investment allocation elections as often as daily. An executive will not be able to subsequently change his or her investment election (or diversify out of the CNC Stock Fund) for any amounts which the executive has designated to be invested in the CNC Stock Fund. The table below shows the fourteen funds in which more than 70% of the assets deferred to the Executive DCP have been allocated and their annual rate of return for the calendar year ended December 31, 2007, as reported by MullinTBG, the plan record keeper for the Executive DCP. These funds and the other investment options available to participants are used as the index for calculating investment returns on executives' deferrals under the Executive DCP.

NAME OF FUND	CAL YR ENDING DEC 2007 RATE OF RETURN
Nationwide NVIT Money Market—Class V	4.66%
Fidelity VIP Overseas—Service Class	16.97%
T. Rowe Price Equity Income—Class II	2.82%
Oppenheimer Capital Appreciation VA—Non-Service Shares	13.92%
Fidelity VIP II Contrafund—Service Class	17.27%
PIMCO VIT Total Return—Admin Shares	8.52%
AIM V.I. International Growth—Series I Shares	14.49%
PIMCO VIT Low Duration—Admin Shares	7.16%
Fidelity VIP Growth—Service Class	26.62%
Goldman Sachs VIT Mid Cap Value	3.00%
Dreyfus VIF International Value—Initial Shares	3.94%
Oppenheimer Global Securities VA—Non-service Shares	6.11%
Gartmore NVIT Emerging Markets—Class I	45.29%
Federated NVIT High Income Bond—Class I	2.93%

        The unfunded, non-qualified plan structure of the Executive DCP is required in order to preserve the beneficial tax deferral treatment for participating colleagues. Amounts in a colleagues' deferral account represent unsecured claims against our assets.

        Deferred amounts together with any credited investment returns are paid out to participating colleagues in accordance with their advance written election either i) in a lump sum or in installments commencing at a specified date during the colleagues' employment for amounts other than those invested in the CNC Stock Fund, or ii) upon termination of employment. No in-service distribution election may be made for any funds deemed invested in the CNC Stock Fund. Hardship distributions are permitted for reason of "unforeseeable emergencies" and are subject to approval by the Benefits Committee. Non-scheduled in-service distributions are permitted only with respect to deferrals not subject to Section 409A of the Code. Separate distribution elections are made for each deferral year, prior to the end of the prior deferral year. Changes to distributions elections are allowed in accordance with Executive DCP plan provisions and for compliance with Section 409A with respect to deferrals made for calendar years 2005 and later.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(2)

Russell Goldsmith	500,000	0	471,615	0	4,566,938

Christopher J. Carey	60,000	0	18,897	0	235,769

Christopher J. Warmuth	167,563	0	30,424	0	1,775,284

Michael B. Cahill	70,000	0	62,834	0	672,007

Brian Fitzmaurice	0	0	0	0	0

(1)
Reflects the following amounts for each of the following named executive officers which is reported as compensation for fiscal year 2007 to that named executive officer in the Summary Compensation Table for fiscal year 2007: Russell Goldsmith: $0; Christopher Carey: $43,125; Christopher Warmuth: $133,688; Michael Cahill: $40,000; and Brian Fitzmaurice: $0.

(2)
Reflects the following amounts for each of the following named executive officers which was previously reported as compensation to that named executive officer in the Summary Compensation Table for fiscal year 2006 in prior proxy statements: Russell Goldsmith: $500,000; Christopher Carey: $57,903; Christopher Warmuth: $118,625; and Michael Cahill: $70,000. This information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than additional currently earned compensation.

        The Executive DCP provides a specified amount of life insurance coverage to eligible officers who used amounts under our prior executive deferred compensation plan to purchase split dollar life insurance arrangements beginning on the date the officer executed an "Agreement for Transfer of Policy and Termination of Split-Dollar Life Insurance Agreement" and ending on December 31, 2009. Russell Goldsmith is the only officer in the table listed above who has this type of life insurance arrangement under the Executive DCP.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The tables below reflect the amount of compensation payable to each of our named executive officers in the event of termination of the officer's employment under a variety of scenarios, and in the event of termination of employment due to a change in control as defined in their Change in Control Agreement, with an assumed effective date of December 31, 2007. The amounts shown include amounts earned through that time and are estimates of the amounts that would be paid out to the named executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of an actual change in control and the officer's separation from the Company.

Payments Made Upon Any Termination of Employment:

        Regardless of the manner in which a named executive officer's employment terminates, the officer would be entitled to receive the following amounts earned during the officer's term of employment: i) the balance of the executive's deferred compensation account, which includes only personal deferrals and related earnings and does not include a Company contribution, with distributions delayed until at least 6 months after termination, and ii) amounts accrued and vested through our Profit Sharing Plan. For each named executive officer, see the Nonqualified Deferred Compensation Table for aggregate balances as of December 31, 2007, which balances would be distributed pursuant to the named executive officer's election made at enrollment, six months after termination.

        With regard to valuation of compensation payable in each termination scenario described below (other than termination for cause), the value of the vested in the money stock options for each of the named executive officers as of December 31, 2007 is as follows: Russell Goldsmith—$22,139,670; Christopher J. Carey—$0; Christopher J. Warmuth—$234,813; Michael B. Cahill—$644,200; and Brian Fitzmaurice—$0. Value is calculated as the difference between the aggregate exercise price of the options and the aggregate market value of the shares of underlying common stock as of the close of trading on December 31, 2007 based on the closing market price of our stock on that day ($59.55). There is no guarantee that, if and when these options are exercised, they will have this value. Of the named executive officers, only Russell Goldsmith, Christopher J. Warmuth and Michael B. Cahill had in-the-money vested stock options as of December 31, 2007. As of December 31, 2007, none of the named executive officers had in-the-money unvested stock options as of December 31, 2007.

Payments Made Upon Retirement:

        Named Executive Officers:    Retirement is treated as resigning from employment upon or after reaching age 65 for the named executive officers and age 62 for Russell Goldsmith under the terms of his employment agreement. Upon retirement: i) unvested stock options granted prior to February 23, 2006 would vest immediately, and all accelerated stock options and vested stock options would have to be exercised within 3 years following retirement or they would be forfeited, ii) unvested shares of restricted stock granted prior to February 23, 2006 would vest immediately and be delivered to the executive, iii) unvested RSUs granted prior to February 23, 2006, would vest immediately and all vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination, and iv) unvested stock options, shares of restricted stock and RSUs granted on or after February 23, 2006 would be forfeited immediately. The foregoing provisions do not apply to Russell Goldsmith. The following is the value of the accelerated vesting and delivery of restricted shares and restricted share units upon retirement as of December 31, 2007: Christopher J. Carey—$684,826, Christopher J. Warmuth—$154,949, Michael B. Cahill—$145,719, and Brian Fitzmaurice—$145,898.

        Assuming retirement as of December 31, 2007 under his employment agreement, Russell Goldsmith is entitled to annuity payments under his SERP in the amount of $628,802 and office space and secretarial support for three years valued at $790,953. With regard to equity compensation, i) stock options granted prior to July 24, 2002 (all are vested), would have to be exercised within three years following retirement or be forfeited, ii) vested stock options granted on or after July 24, 2002, would have to be exercised within 10 years of the grant date or they would be forfeited, iii) unvested stock options granted prior to June 30, 2006 would vest immediately and be exercisable for 10 years following the grant date, iv) unvested stock options granted as "Initial Awards" under his employment agreement would vest immediately and be exercisable for 10 years following the grant date, and v) all other unvested options would be forfeited immediately upon retirement. With respect to RSUs, i) vested RSUs would convert to shares and be delivered at least 6 months after retirement, ii) unvested RSUs granted prior to June 30, 2006 would vest immediately, convert to shares and be delivered at least 6 months after retirement, iii) unvested RSUs granted as "Initial Awards" under his employment agreement would vest immediately, convert to shares and be delivered at least 6 months after retirement, and iv) all other unvested RSUs would be forfeited immediately. The value of accelerated vesting and delivery of restricted share units upon retirement as of December 31, 2007 is $4,004,381. The total of the foregoing amounts payable to Russell Goldsmith upon retirement at December 31, 2007 is $5,424,136.

  Payments Made Upon Termination of Employment Without Cause or Resignation:

        If a named executive officer is terminated without cause or resigns before reaching retirement age, the following would apply: i) vested stock options would have to be exercised within 90 days following termination or resignation or they would be forfeited, ii) vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination or resignation, and iii) unvested stock options, shares of restricted stock and RSUs would be forfeited immediately. The value of delivery of vested RSUs upon termination without cause as of December 31, 2007 held by Christopher Carey is $282,863. Other than Russell Goldsmith, as described below, the other named executive officers did not hold vested units or shares as of December 31, 2007.

        Upon termination of employment without cause or retirement prior to age 62, Russell Goldsmith is entitled to the compensation and benefits that he would have been paid had his employment agreement been extended for 3 years from the effective date of his termination ($8,461,226—includes base and bonus for three years from December 31, 2007; bonus earned for fiscal year 2007 and bonus for three additional years; bonus is calculated based on 137% of annual base compensation, the highest percentage previously used to determine any annual bonus payable), to receive life insurance benefits under our Executive DCP ($6,402—cost of premium for 3 years), to receive annuity payments under his SERP ($353,144), and to receive office space and secretarial support for three years ($790,953).

        With respect to Russell Goldsmith's stock options i) stock options granted prior to July 24, 2002 (all are vested) would have to be exercised within 90 days of termination or they would be forfeited, ii) vested stock options granted on or after, July 24, 2002, would have to be exercised within 10 years of the grant date or they would be forfeited, iii) unvested stock options granted as "Initial Awards" under his employment agreement would vest immediately and be exercisable for 10 years following the grant date, and iv) all other unvested stock options would be forfeited immediately. With respect to Russell Goldsmith's RSUs, i) vested RSUs would convert to shares and be delivered at least 6 months after termination, ii) unvested RSUs granted as "Initial Awards" under his employment agreement would vest immediately, convert to shares and be delivered at least 6 months after termination, and iii) all other unvested RSUs would be forfeited immediately. The value of accelerated vesting and delivery of restricted share units upon termination without cause as of December 31, 2007 is $2,217,226. The total of the foregoing amounts payable to Russell Goldsmith upon termination without cause at December 31, 2007 is $11,828,951.

Payments Made Upon Termination of Employment for Cause:

        The consequences for equity awards of a termination for cause is i) stock options, both vested and unvested, would be forfeited immediately, ii) unvested shares of restricted stock and RSU's would be forfeited immediately, and iii) vested RSUs would convert and be delivered at least 6 months after termination. Assuming a termination for cause as of December 31, 2007, the vested value of RSU's held by Russell Goldsmith is $1,222,145 and the vested value of RSU's held by Christopher J. Carey is $282,863. The other named executive officers did not hold vested RSU's as of December 31, 2007. Upon termination for cause, Russell Goldsmith would receive annual annuity payments under his SERP in the amount of $283,537.

Payments Made Upon Death or Disability:

        Named Executive Officers:    In the event of the termination of employment of a named executive officer due to the officer's death: i) unvested stock options would vest immediately and all vested stock options would have to be exercised within one year following death or they would be forfeited, ii) unvested shares of restricted stock would vest immediately and be delivered to the executive's estate, and iii) unvested RSUs would vest immediately and all vested RSUs would convert to shares and be delivered to the executive's estate at least 6 months after death.

        Upon termination of a named executive officer's employment because of disability, including permanent and total disability as defined under the Internal Revenue Code: i) unvested stock options would vest immediately and all vested stock options would have to be exercised within three years or they would be forfeited, ii) unvested shares of restricted stock would vest immediately and be delivered to the executive, and iii) unvested RSUs would vest immediately and all vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination.

        The following is the value of the accelerated vesting and delivery of restricted shares and restricted share units upon death or total disability as of December 31, 2007: Christopher J. Carey—$1,114,479, Christopher J. Warmuth—$692,388, Michael B. Cahill—$371,652, and Brian Fitzmaurice—$362,243.

        Russell Goldsmith:    Upon death or disability, under his employment agreement, Russell Goldsmith (or his estate) is entitled to the same payments as summarized above for termination without cause, except i) his spouse (if married at the time of death) would receive annuity payments under his SERP, and ii) his beneficiary would receive a $413,744 death benefit under an existing life insurance policy (this death benefit expires as of 12/31/2009) iii) stock options granted prior to July 24, 2002 (all are vested) would have to be exercised within one year of death (3 years of termination of employment due to disability) or they would be forfeited, iv) unvested stock options would vest immediately and all vested options granted on or after July 24, 2002 would have to be exercised within 10 years of date of grant or they would be forfeited; and v) unvested RSUs would vest immediately and all vested RSUs would convert to shares and be delivered to his estate at least 6 months after his death. The value of accelerated vesting and delivery of restricted share units upon death or disability at December 31, 2007 is $4,004,381. The total of the foregoing amounts payable to Russell Goldsmith upon death or disability at December 31, 2007 is $13,616,106.

Payments Made on Involuntary or Good Reason Termination of Employment in the Event of a Change in Control:

        Named Executive Officers:    In the event of an involuntary or good reason termination of a named executive officer's employment following a change in control, the named executive officers would be entitled to the payments and benefits under individual Change in Control Agreements described below. In general terms, and subject to specific exceptions and requirements included in the agreements, a "change in control" event includes i) the acquisition of 20% or more of the Company's outstanding common stock or voting power (other than by certain existing stockholders), ii) a change of the majority of the existing board, iii) a transaction resulting in a change of 50% or more of the common stock and voting power of the Company, iv) any entity acquiring 20% or more of the common stock or voting power, iv) a change of the majority of the Board approving the transaction; or v) liquidation or dissolution of the Company.

        Our Change in Control Agreements have a "modified single trigger" treatment, which provides that following a defined change in control event, cash severance payments are paid upon any voluntary termination of employment during the 30-day period immediately following the first anniversary of the occurrence of a change-in-control, or involuntary termination for any reason other than cause, death or disability, or termination for "good reason," within 24 months of the occurrence of a change-in-control.

        Upon an involuntary or good reason termination following a change in control, the named executive officer would be entitled to the following benefits: (i) a lump sum payment of the named executive officer's annual base salary through the date of termination to the extent not already paid and the highest annual bonus paid to the named executive officer in the prior three years; (ii) a lump-sum payment of 3 times (2 times for Michael Cahill and Brian Fitzmaurice) all compensation and benefits, with the basis for the salary payout being 12 times the highest monthly base salary previously paid to the named executive officer, and the basis for the bonus payout being the highest annual bonus paid to the named executive officer in the prior three years; (iii) reimbursement for any excise tax applicable according to IRC Section 280G, plus the amount necessary to pay taxes on the excise tax reimbursement (commonly known as a "gross-up"); (iv) outplacement services and (v) subject to the discretion of our Compensation Committee, all unvested stock options would vest immediately at the time of change in control, all vested options would have to be exercised within 90 days or they would be forfeited, unvested shares of restricted stock would vest immediately at the time of change in control and be delivered to the officer, all unvested RSUs would vest immediately at the time of change in control, and all vested RSUs would convert to shares and be delivered to the executive at least 6 months after termination.

        In addition to the foregoing amounts, Russell Goldsmith also would be entitled to annuity payments under his SERP and office space and secretarial support for three years. With regard to equity compensation for Russell Goldsmith, in addition to the provisions set forth above for all named executive officers, all stock options granted prior to July 24, 2002 (all are vested) would have to be exercised within 90 days or they would be forfeited, and all vested options granted on or after July 24, 2002 would have to be exercised within 10 years of date of grant or they would be forfeited.

        The following table describes the payment upon a change in control of the Company, as of December 31, 2007, for each named executive officer.

Name	Cash Compensation ($)	Equity Compensation ($)	Deferred Compensation ($)	Perquisites and Benefits ($)	Excise Tax & Gross Up ($)	Total ($)

Russell Goldsmith	7,828,228	4,004,381	455,802	908,915	N/A	13,197,326

Christopher J. Carey	2,715,000	1,114,479	76,950	98,107	1,110,013	5,114,549

Christopher J. Warmuth	2,595,000	692,388	76,950	107,480	1,224,965	4,696,783

Michael B. Cahill	1,237,000	371,652	51,300	57,373	N/A	1,717,325

Brian Fitzmaurice	1,020,000	362,243	40,500	57,373	445,512	1,925,628

APPENDIX A

CITY NATIONAL CORPORATION

2008 OMNIBUS PLAN

I. THE PLAN

        1.1.    Purpose.    The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Corporation with awards and incentives for high levels of individual performance and improved financial performance of the Corporation, and to link Non-Employee Director compensation to shareholder interests through equity grants.

        1.2.    Definitions

        (a)   "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, Performance Share or Performance Share Unit, Performance Unit, Dividend Equivalent, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        (b)   "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

        (c)   "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

        (d)   "Beneficiary" shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

        (e)   "Board" shall mean the Board of Directors of the Corporation.

        (f)    "Change in Control Event" shall mean:

          (1)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this sub-section (1), the following acquisitions shall not constitute a Change in Control Event: (i) any acquisition directly from the Corporation; (ii) any acquisition by the Corporation; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this section (f), or (v) any acquisition by the Goldsmith Family or any director or partnership for the benefit of any member of the Goldsmith Family; or

          (2)   Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contest by or on behalf of a person other than the Board; or

          (3)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination (i) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially owned, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (4)   Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        (g)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (h)   "Commission" shall mean the Securities and Exchange Commission.

        (i)    "Committee" shall mean the Compensation, Nominating & Governance Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

        (j)    "Common Stock" shall mean the common stock of the Corporation, $1.00 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

        (k)   "Corporation" shall mean City National Corporation and its Subsidiaries.

        (l)    "Disinterested and Outside" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

        (m)  "Dividend Equivalent" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

        (n)   "DRO" shall mean a valid domestic relations order under applicable state law, acceptable to the Corporation.

        (o)   "Eligible Employee" shall mean an officer at a level of Vice President or the equivalent (whether or not a director) of the Corporation, any other officer of the Corporation who performs substantial services for the Corporation, selected to participate in the Plan by the Committee, or any Other Eligible Person, as determined by the Committee in its discretion.

        (p)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (q)   "Fair Market Value" shall mean, with respect to Common Stock, the price at which the Common Stock sold on the last normal transaction of the trading day on a specified date, or if no trading occurs on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the New York Stock Exchange.

        (r)   "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

        (s)   "Nonqualified Stock Option" shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a nonqualified stock option under this Plan and not an Incentive Stock Option under the Code.

        (t)    "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Corporation, including, but not limited to, a member of the Board who qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3.

        (u)   "Option" shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

        (v)   "Other Eligible Person" shall mean any other person (including significant agents and consultants) who performs or agrees to perform substantial services for the Corporation of a nature similar to those performed by employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

        (w)  "Participant" shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

        (x)   "Performance Goals" means any performance goals established by the Committee in connection with the grant of an Award. In the case of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: revenues; earnings (including earnings before or after taxes, earnings before or after interest and taxes or earnings before or after interest, taxes, depreciation and amortization); earnings per share; operating income (including non-pension operating income); pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); return on equity; return (including risk-adjusted return) on capital (including total capital or invested capital); return on assets; assets; assets under management and administration; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); efficiency ratio; or non-interest income with respect to the Corporation or any one or more Subsidiaries, divisions, business units or business segments of the Corporation either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and the regulations promulgated thereunder.

        (y)   "Performance Period" means the period specified by the Committee during which any Performance Goals with respect to an Award are to be measured.

        (z)   "Performance Shares" shall mean an Award in the form of Shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

        (aa) "Performance Share Units" shall mean an Award denominated in Shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan and that will be paid in an amount in Shares, cash or a combination thereof, based upon the Fair Market Value of a specified number of Shares.

        (bb) "Performance Units" means any Award of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, Shares, cash or a combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        (cc) "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

        (dd) "Plan" shall mean this 2008 Omnibus Plan.

        (ee) "Restricted Stock" shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

        (ff)  "Restricted Stock Units" shall mean an Award denominated in Shares made pursuant to the provisions, and subject to the terms and conditions, of Article IV of the Plan and that will be paid in an amount in Shares, cash or a combination thereof, based upon the Fair Market Value of a specified number of Shares.

        (gg) "Retirement" shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

        (hh) "Rule 16b-3" shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

        (ii)   "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

        (jj)   "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        (kk) "Shares" shall mean shares of Common Stock of the Corporation.

        (ll)   "Stock Appreciation Right" shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

        (mm)  "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

        (nn) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

        1.3.    Administration and Authorization; Power and Procedure

        (a)   Committee.    This Plan shall be administered by, and all Awards to Eligible Employees and Non-Employee Directors shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

        (b)   Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

            (i)  To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

           (ii)  To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

          (iii)  To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (iv)  To construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (v)  To cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

          (vi)  To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

         (vii)  To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        (c)   Binding Determinations.    Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation, shall be liable for any such action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        (d)   Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

        (e)   Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

        1.4.    Participation.    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.5.    Shares Available for Awards.    Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Corporation's authorized but unissued Common Stock. The Shares may be delivered for any lawful consideration.

        (a)   Number of Shares.

          (i)    The maximum number of Shares that may be subject to Awards granted to Eligible Employees and Non-Employee Directors under this Plan made after the action taken at the April 23, 2008 shareholder meeting, or any adjournment or postponement thereof, shall not exceed 3,500,000 of additional Shares approved by the shareholders plus all Shares which become available for Awards under this Plan pursuant to Section 6.16(a) of this Plan, subject to the reissue of Awards pursuant to Sections 1.5(c), 6.13(b), 6.14(b), 6.15(b), 6.16(b) and the adjustments contemplated by Section 6.2. If a Stock Appreciation Right is exercised the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be subject to Awards under this Plan and, if applicable, such Award. For every Share subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, or Performance Units (for Performance Units actually paid in Shares) under this Plan, the Shares available for grant hereunder shall be reduced by 3.3 Shares.

          (ii)   The maximum number of Shares that may be granted pursuant to Awards of Incentive Stock Options shall not exceed 3,500,000 Shares, subject to the adjustments contemplated by Section 6.2.

          (iii)  The maximum Awards under this Plan that can be granted to any one Participant in any three calendar year period shall not exceed 2,400,000 Options or Stock Appreciation Rights, or in the case of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units their equivalent at the ratio of 1:3.3, subject to adjustment as contemplated in Section 6.2.

        (b)   Reservation of Shares.    Common Stock subject to outstanding Awards shall be reserved for issuance. If the Corporation withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award (including, the number of Shares withheld) shall not be available for additional Awards under this Plan.

        (c)   Reissue of Awards.    Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant's ownership was not vested. If Shares are withheld or tendered as payment of the exercise price or for taxes in connection with an Award, however, such Shares may not be reissued or otherwise treated as available for additional Awards or issuance under the Plan. For Stock Appreciation Rights, the specified number of Shares underlying the Award shall be treated as being unavailable for other Awards or other issuances unless the Stock Appreciation Right is forfeited, terminated or cancelled without the delivery of Shares or cash.

        Every Share subject to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units or Performance Units that becomes available for reissue of Awards pursuant to this Section 1.5(c) shall increase the number of Shares that may be subject to Awards granted under this Plan by 3.3 Shares (which corresponds to the reduction factor used for such Awards set forth in Section 1.5(a) above).

        Every Share subject to Awards of restricted stock or restricted stock units that becomes available for reissue of Awards pursuant to Sections 6.13(b), 6.14(b), 6.15(b) or 6.16(b) shall increase the number of Shares that may be subject to Awards granted under this Plan by the same reduction factor (if any) set forth in the Corporation's plan under which such Shares were awarded.

        (d)   Interpretive Issues.    Additional rules for determining the number of Shares authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

        1.6.    Grant of Awards.    Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Shares, Performance Share Units, Performance Units, or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the Performance Goals and other specific objectives, goals and performance criteria that further define the terms of such Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.7.    Award Period.    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or Stock Appreciation Rights, not later than ten (10) years after the Award Date.

        1.8.    Limitations on Exercise and Vesting of Awards

        (a)   Provisions for Exercise.    Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

        (b)   Procedure.    Any exercisable Award shall be deemed to be exercised when the Controller's Office of the Corporation receives written notice of such exercise from the Participant or his or her broker, together with any required payment made in accordance with Section 2.2(b).

        (c)   Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.9.    No Transferability

        (a)   Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan.

        (b)   The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with either affiliated persons or unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

II. OPTIONS

        2.1.    Grants.    One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement.

        2.2.    Option Price

        (a)   Pricing Limits.    Subject to Section 2.3(c), the purchase price per Share covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of a Share on the Award Date.

        (b)   Payment Provisions.    The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

        2.3.    Limitations on Grant and Terms of Incentive Stock Options

        (a)   $100,000 Limit.    To the extent that the aggregate "fair market value" of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b)   Other Code Limits.    There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        (c)   Limits on 10% Holders.    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        (d)   No Incentive Stock Options may be granted to an individual who is not an employee of the Corporation.

        2.4.    Option Period.    Subject to Section 2.3(c), each Option and all rights thereunder shall expire no later than ten years after the Award Date.

        2.5.    No Option Repricing.    Subject to Section 6.2 and Section 6.6, the Committee may not reduce the exercise price of any Option granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options as consideration for the grant of a new Award with a lower per-share exercise price.

III. STOCK APPRECIATION RIGHTS

        3.1.    Grants.    In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

        3.2.    Exercise of Stock Appreciation Rights

        (a)   Exercisability.    A Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

        (b)   Effect on Available Shares.    In the event that a Stock Appreciation Right related to another Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option of the Participant.

        (c)   Stand-Alone SARs.    A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

        (d)   Exercise Period.    Each Stock Appreciation Right and all rights thereunder shall expire no later than ten years after the Award Date.

        3.3.    Payment

        (a)   Pricing Limits.    The exercise price per Share or the initial Share value covered by each Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted, but shall not be less than 100% of the Fair Market Value of a Share on the Award Date.

        (b)   Amount.    Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

            (i)  The difference obtained by subtracting the exercise price per Share under the Award or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

           (ii)  The number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

        Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the Award Date and noted on the Award Agreement evidencing the Stock Appreciation Right granted hereunder.

        (c)   Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

        3.4.    No Stock Appreciation Right Repricing.    Subject to Section 6.2 and Section 6.6, the Committee may not reduce the exercise price of any Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

IV. RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

        4.1.    Grants.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration) to be paid, if any, by the Participant and the restrictions imposed on such Shares and the conditions of release or lapse of such restrictions.

        4.2.    Restrictions.

        (a)   Pre-Vesting Restraints. Except as provided in Section 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

        (b)   Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted Shares which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 4.5, to provide that (i) cash dividends on the Shares subject to the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, and (ii) subject to any adjustment pursuant to Section 6.2(a), dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock.

        (c)   Cash Payments. If the Participant shall have received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

        (d)   Conditions of Release or Lapse of Restrictions. Except as otherwise provided in the applicable Award Agreement, the restrictions imposed on Restricted Stock as provided for in the Restricted Stock Award Agreements may not lapse with respect to any Award of Restricted Stock over a period of less than three (3) years following the date of the Award.

        4.3.    Return to the Corporation.    Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

        4.4    Restricted Stock Units.

        (a)   Grants.    The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director an Award of Restricted Stock Units on such terms as the Committee may determine in its sole discretion, but subject to the vesting restrictions contained in Section 4.2(d) applicable to Restricted Stock Awards. All such Restricted Stock Unit Awards shall constitute Awards for all purposes of the Plan, and may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the

Committee in the applicable Award Agreement. The Committee may also grant Dividend Equivalents in connection with any such Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

        (b)   Dividend Equivalent Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Unit Award shall be entitled to Dividend Equivalents for all Restricted Stock Units issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Stock Units which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 4.5, to provide that (i) Dividend Equivalents on the Shares subject to the Restricted Stock Unit Award shall be automatically deferred and reinvested in additional Restricted Stock Units, held subject to the vesting of the underlying Restricted Stock Units, and (ii) subject to any adjustment pursuant to Section 6.2(a), Dividend Equivalents payable in Common Stock shall be paid in the form of Restricted Stock Units of the same class as the Common Stock with which such Dividend Equivalent was paid, held subject to the vesting of the underlying Restricted Stock Units.

        4.5.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to Dividend Equivalents to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 1.5 for such reinvestment or payment (taking into account then outstanding Awards).    In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 4.5

V.    PERFORMANCE AWARDS

        5.1.    Grants of Performance Share Awards.

        (a)   Grants.    The Committee may, in its discretion, grant Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the number of Shares to be issued subject to the Performance Share Award, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration) to be paid, if any, by the Participant, the Performance Goals and Performance Period or any other conditions upon which vesting of the Award to the Participant shall be based. The Committee may provide for full or partial vesting, prior to completion of the Performance Period or the attainment of the Performance Goals specified in the applicable Award Agreement, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

        (b)   Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Performance Share Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Performance Shares which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 5.3, to provide that (i) cash dividends on the Shares subject to the Performance Share Award shall be automatically deferred and reinvested in additional Performance Shares, held subject to the vesting of the underlying Performance Shares, and (ii) subject to any adjustment pursuant to Section 6.2(a), dividends payable in Common Stock shall be paid in the form of Performance Shares of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Performance Shares.

        5.2.    Performance Share Unit Awards.

        (a)   Grants.    The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director an Award of Performance Share Units based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Unit Award, the Performance Goals and Performance Period or any other conditions upon which payment of the Award to the Participant shall be based. All such Performance Share Unit Awards shall constitute Awards for all purposes of the Plan, and may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the Committee in the applicable Award Agreement. The Committee may also grant Dividend Equivalents in connection with any such Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

        (b)   Dividend Equivalent Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Performance Share Unit Award shall be entitled to Dividend Equivalents for all Performance Share Units issued even though they are not vested, provided that such rights shall terminate immediately as to any Performance Share Units which cease to be eligible for vesting. The Committee shall have the discretion, as evidenced in the applicable Award Agreement and subject to Section 5.4, to provide that (i) Dividend Equivalents on the Shares subject to the Performance Share Unit Award shall be automatically deferred and reinvested in additional Performance Share Units, held subject to the vesting of the underlying Performance Share Units, and (ii) subject to any adjustment pursuant to Section 6.2(a), Dividend Equivalents payable in Common Stock shall be paid in the form of Performance Share Units of the same class as the Common Stock with which such Dividend Equivalent was paid, held subject to the vesting of the underlying Performance Share Units.

        5.3.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Performance Shares at the time of any dividend payment, and the payment of Shares with respect to Dividend Equivalents to Participants holding Awards of Performance Share Units, shall only be permissible if sufficient Shares are available under Section 1.5 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Performance Share Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Performance Share Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further Performance Share Units on the terms contemplated by this Section 5.3.

        5.4    Performance Units.    Performance Units may be issued hereunder to Eligible Employees, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Unit. The conditions for grant or vesting and the other provisions of Performance Units (including, without limitation, any applicable Performance Goals) need not be the same with respect to each recipient. Performance Units may be paid in cash, Shares, or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Award Agreement. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Units may be paid in a lump sum or in installments following the close of the Performance Period. The maximum value of the property, including cash or Shares, that may be paid or distributed to any Participant pursuant to a grant of Performance Units under this Plan with respect to any three calendar year period shall be $15.0 million dollars.

VI. OTHER PROVISIONS

        6.1.    Rights of Eligible Employees, Participants and Beneficiaries

        (a)   Employment Status.    Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

        (b)   No Employment Contract.    Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Corporation to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

        (c)   Plan Not Funded.    Awards payable under this Plan shall be payable in Shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares except as expressly otherwise provided) of the Corporation by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

        6.2.    Adjustments; Accelerations

        (a)   Adjustments.    If the outstanding Shares are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall (1) proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the exercise price or consideration payable with respect to Awards granted prior to any such change, or (C) the performance standards appropriate to any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options and any Award subject to Section 409A of the Code, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally. Unless the Committee determines otherwise, with respect to any Award which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the

Committee determines that such adjustments or substitutions may be made without causing the Corporation to be denied a tax deduction on account of Section 162(m) of the Code.

        (b)   Acceleration of Awards Upon Change in Control.    Upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock (and Restricted Stock Units) shall immediately vest free of restrictions, and (iii) each Performance Share, Performance Share Unit and Performance Unit shall become vested to the extent provided in the Award Agreement. Notwithstanding the foregoing, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of vesting of benefits under Awards or determine that only certain or limited vesting of benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for continuance of the Plan and the assumption of Options and Awards theretofore granted, or the substitution for such Options and Awards with new options and awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares, exercise prices and cash payments. In addition, the Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Sections 409A and 422 of the Code.

        (c)   Possible Early Termination of Accelerated Awards.    If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of a reorganization event described in Section 6.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

        6.3.    Effect of Termination of Service.    The Committee shall establish in respect of each Award the effect of a termination of service on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., Retirement, early Retirement, termination with or without cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Sections 2.3(c) or 2.4, as applicable, in the case of Options and Section 3.2(d) in the case of Stock Appreciation Rights) and the number of Shares covered by the Award with respect to which the Award is exercisable or vested.

        6.4.    Compliance with Laws.    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002), the New York Stock Exchange Corporate Governance Rules and other applicable listing standards and Section 6.17 hereof.

        6.5.    Tax Withholding..    Upon any exercise, vesting, or payment of any Award, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the

case may be) to pay or provide for payment of the amount of any taxes which the Corporation may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Corporation may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by the appropriate number of Shares, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

        6.6.    Plan Amendment, Termination and Suspension

        (a)   Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

        (b)   Shareholder Approval.    If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable New York Stock Exchange listing standard, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 424 of the Code or any other applicable law or New York Stock Exchange listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

        (c)   Amendments to Awards.    Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make and changes to the terms and conditions of Awards which are necessary to comply with Section 409A of the Code and any other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

        (d)   Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change, except as may be required to comply with Section 409A of the Code. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

        6.7.    Privileges of Stock Ownership.    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        6.8.    Effective Date of the Plan.    This Plan shall be effective as of March 5, 2008, the date of Board and Committee approval, subject to shareholder approval within 12 months thereafter. If shareholder approval for this Plan is not obtained prior to March 5, 2009, this Plan shall have no force or effect, and the Amended and Restated 2002 Omnibus Plan shall continue in effect under the terms which were previously approved by the shareholders and which were in effect prior to the adoption of this Plan.

        6.9.    Term of the Plan.    No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

        6.10.    Governing Law; Construction; Severability

        (a)   Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

        (b)   Severability.    If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (c)   Plan Construction.

            (i)  It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

           (ii)  It is the further intent of the Corporation that Options, Stock Appreciation Rights, Performance Shares, Performance Share Units and Performance Units that are granted to or held by a Covered Person, as such term is defined in Section 162(m) of the Code, or other persons designated by the Committee, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.11.    Captions.    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        6.12.    Non-Exclusivity of Plan.    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13, 6.14, 6.15 and 6.16.

        6.13.    Relation to 1999 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 1999 Omnibus Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 1999 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after stockholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.14.    Relation to 1995 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 1995 Omnibus Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 1995 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after stockholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.15.    Relation to 2001 Stock Option Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, no new awards will be granted under the Corporation's 2001 Stock Option Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's 2001 Stock Option Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after stockholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.16.    Relation to Amended and Restated 2002 Omnibus Plan.

        (a)   No New Awards.    Notwithstanding any other provisions to the contrary in this Plan, upon shareholder approval of this Plan pursuant to Section 6.8, and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, no new awards will be granted under the Corporation's Amended and Restated 2002 Omnibus Plan. Shares which remain available for awards under the Amended and Restated 2002 Omnibus Plan at the time of shareholder approval of the this Plan and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan will become available for Awards under this Plan.

        (b)   Reissue of Awards.    Any unexercised, unvested or undistributed portion of any expired, cancelled, terminated or forfeited awards under the Corporation's Amended and Restated 2002 Omnibus Plan, with respect to any such expirations, cancellations, terminations or forfeitures which occur after stockholder approval of this Plan pursuant to Section 6.8 and filing a Form S-8 registration statement with the Securities and Exchange Commission for this Plan, shall be added to the number of Shares available and shall be available for Awards under this Plan, in the same manner and to the same extent as provided for reissue of Awards under this Plan pursuant to Section 1.5(c).

        6.17.    Compliance with Section 409A of the Code.

        (a)   Awards Subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code, the Treasury Regulations thereunder, and this Section 6.17, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code, the Treasury Regulations thereunder, and this Section 6.17.

        (b)   Distributions Under a Section 409A Award.

            (i)  Subject to paragraph (ii) below, any Shares, cash, or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise, or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than: (A) the Participant's separation from service, as determined pursuant to the Treasury Regulations, (B) the date the Participant becomes disabled within the meaning of Section 409A(a)(2)(C) of the Code, (C) the Participant's death, (D) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral of such compensation, (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation, to the extent permitted under Section 409A of the Code and Treasury Regulation Section 1.409A-3(i)(5), or (F) the occurrence of an unforeseeable emergency with respect to the Participant.

           (ii)  In the case of a Participant who is a "Specified Employee," the requirement of clause (A) of paragraph (i) above shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this paragraph (ii), a Participant shall be a Specified Employee if such holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code.

          (iii)  The requirement of paragraph (i)(F) above shall be met only if, as determined under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

          (iv)  For purposes of this Section 6.17, the terms specified herein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

        (c)   Prohibition on Acceleration of Benefits.    The time or schedule of any distribution or payment of any Shares, cash, or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code.

        (d)   Elections Under Section 409A Awards.

            (i)  Any deferral election provided under or with respect to an Award to any Participant shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under sub-paragraph (A) or (B) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

        (A)  In the case of the first year in which a Participant becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Participant becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

        (B)  In the case of any performance-based compensation based on services performed by a Participant over a period of at least twelve (12) months, any such deferral election may be made no later than six (6) months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

           (ii)  In the event that a Section 409A Award permits, under a subsequent election by the Participant, a delay in a distribution or payment of any Shares, cash, or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

        (A)  such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

        (B)  in the case such subsequent election relates to a distribution or payment not described in clauses (B), (C), or (F) of paragraph (b)(i) above, the first payment with respect to such election must be deferred for a period of not less than five (5) years from the date such distribution or payment otherwise would have been made, and

        (C)  in the case such subsequent election relates to a distribution or payment described in clause (D) of paragraph (b)(i) above, such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under clause (D) of paragraph (b)(i).

        (e)   Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

        (f)    Plan Construction.

            (i)  Except to the extent specifically provided otherwise by the Committee, it is intended that the Plan and Awards issued thereunder will comply with Section 409A of the Code (and any Treasury Regulations and other guidance issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Committee to be necessary in order to seek to preserve compliance with Section 409A of the Code.

           (ii)  Except to the extent specifically provided otherwise by the Committee, Awards under the Plan which are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department Regulations and other guidance issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

        (g)   No Representations or Covenants with Respect to Tax Qualification. Although the Corporation may endeavor to (i) qualify an Award for favorable tax treatment (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

APPENDIX B

DIRECTOR INDEPENDENCE STANDARDS

(Excerpt from Corporate Governance Guidelines)

        The Board of Directors (the "Board") will consist of a majority of non-employee directors who satisfy the criteria for independence established by the Board as set forth below. For purposes of these director independence criteria, the term "Corporation" shall include all of the Corporation's consolidated subsidiaries.

        i)     Business Relationships:    Any payments by the Corporation to any independent director's primary business affiliation or the primary business affiliation of an independent director's immediate family member (collectively, "Director Entities"), or by a Director Entity to the Corporation, for goods or services, or other contractual arrangements, must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.

        All lending relationships between the Corporation, on the one hand, and any independent director or a Director Entity, on the other hand, must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Any loans or extensions of credit by the Corporation or its subsidiaries to such individual or entity or its subsidiaries must comply with applicable banking law, including Regulation O of the Federal Reserve and FDIC guidelines.

        Any business or banking relationship involving payments made to, or received from, the Corporation, by an independent director, or a Director Entity, for property or services must be in an amount which in the present year or for any of the last three years does not exceed a) 1% of the Corporation's consolidated gross revenues or, b) the greater of $1 million or 2% of the Director Entity's consolidated gross revenues.

        ii)    Charitable Contributions:    Neither an independent director nor any immediate family member may be an officer, director, or trustee of a foundation, university, or other non-profit organization that receives from the Corporation, contributions in an amount which exceeds the greater of $50,000 or 10% of the total annual receipts received by the entity.

        iii)   Interlocking Directorates:    No employee-director or executive officer of the Corporation shall serve as a director of a company where an independent director is an executive officer.

        iv)   Employment:

          1)    An independent director shall not:

            (a)   be or have been an employee of the Corporation within the last three years;

            (b)   be part of, or within the past three years have been part of, an interlocking directorate in which an executive officer of the Corporation serves or has served on the compensation committee of a company that concurrently employs or employed the independent director; or

            (c)   be or have been affiliated with or employed by a present or former auditor of the Corporation within the three year period following the end of the affiliation or the employment or auditing relationship.

          2)    An independent director may not have a family member who:

            (a)   is a member of senior management of the Corporation or has been within the last three years;

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            (b)   is part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of a company that concurrently employs such family member; or

            (c)   is or has been affiliated with or employed by a present or former auditor of the Corporation within the three year period following the end of the affiliation or the employment or auditing relationship.

        v)     Direct Compensation:    Neither an independent director nor his or her immediate family member may receive or have received more than $100,000 per year in direct compensation from the Corporation (other than director and committee fees and pension or other forms of deferred compensation that is not contingent on continued services) within the past three years.

        vi)   Other Transactions:    Subject to applicable laws, rules, regulations and listing standards, after taking into account all relevant facts and circumstances, the Board shall reserve the right to determine that any particular transaction or relationship between an independent director and the Corporation may, in the Board's judgment, be deemed not to be material, or would not impair the director's exercise of independent judgment, and the independent director will continue to be deemed independent.

        vii)  Definitions:    For purposes of these independence standards, (a) immediate family members of a director include the director's spouse and other "family members" (including children) who share the director's home or who are financially dependent on the director, (b) the term "primary business affiliation" means an entity of which the director is a principal/executive officer or in which the director holds at least a 5% equity interest, and (c) the term "family member" means any of the director's spouse, parents, children, brothers, sisters, mother- and father-in law, sons- and daughters-in-law, and brothers and sisters-in-law and anyone (other than domestic employees) who shares the director's home. When looking back three years in applying these standards, "family members" do not include individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

        Each of the above standards which contain a three year "look-back" provision is subject to the same phase in provisions for the three year "look-back" set forth in NYSE listing standard 303A.02.

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ANNUAL MEETING OF STOCKHOLDERS
of
CITY NATIONAL CORPORATION

4:30 P.M.

APRIL 23, 2008

CITY NATIONAL CENTER
400 NORTH ROXBURY DRIVE
BEVERLY HILLS, CALIFORNIA

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CITY NATIONAL CORPORATION

          The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 17, 2008, and hereby appoints Christopher J. Carey, Michael B. Cahill and Nancy Gilson, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the common stock of City National Corporation held of record by the undersigned at the close of business on February 25, 2008 at the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION on April 23, 2008, at 4:30 p.m., and any adjournments or postponements thereof.

Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be held on April 23, 2008:

The Notice of Annual Meeting and Proxy Statement is available at www.cnb.com/ir/ir-kit.asp.

(Continued, and to be marked, dated and signed as instructed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY FOR CITY NATIONAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS APRIL 23, 2008

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED AND THE PROXY IS SIGNED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITY NATIONAL CORPORATION	Please mark your votes like this	☒

		FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	ELECTION OF CLASS III DIRECTORS: RICHARD L. BLOCH BRAM GOLDSMITH ASHOK ISRANI KENNETH ZIFFREN	☐	☐	2.	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
						FOR	AGAINST	ABSTAIN
				3.	APPROVAL OF 2008 OMNIBUS PLAN	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)				4.	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.
				COMPANY ID:
				PROXY NUMBER:
				ACCOUNT NUMBER:

Signature	Signature	Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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TABLE OF CONTENTS
CITY NATIONAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 2008
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, PROXY MATERIALS AND VOTING
Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be held on April 23, 2008
Notice of Annual Meeting and Proxy Statement is available at www.cnb.com/ir/ir-kit.asp
PROPOSAL 1: Election of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF RICHARD BLOCH, BRAM GOLDSMITH, ASHOK ISRANI AND KENNETH ZIFFREN.
PROPOSAL 2: Ratification of Selection of Independent Registered Public Accounting Firm
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: Approval of the 2008 Omnibus Plan
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2008 OMNIBUS PLAN.
CORPORATE GOVERNANCE
Report By The Audit & Risk Committee
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
2007 GRANTS OF PLAN-BASED AWARDS
2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
2007 OPTION EXERCISES AND STOCK VESTED
2007 PENSION BENEFITS
2007 NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
APPENDIX A CITY NATIONAL CORPORATION 2008 OMNIBUS PLAN
APPENDIX B DIRECTOR INDEPENDENCE STANDARDS (Excerpt from Corporate Governance Guidelines)
ANNUAL MEETING OF STOCKHOLDERS of CITY NATIONAL CORPORATION 4:30 P.M. APRIL 23, 2008 CITY NATIONAL CENTER 400 NORTH ROXBURY DRIVE BEVERLY HILLS, CALIFORNIA
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CITY NATIONAL CORPORATION